EXHIBIT 10.63

                                 FOUR OAKS PLACE

                                 LEASE AGREEMENT

THIS LEASE, made and entered into on the _____th day of ___________________, 19___ by and between LEHNDORFF FOUR OAKS PLACE JOINT VENTURE ("LANDLORD") and ____________________________________________________________________("TENANT"):

                                   WITNESSETH:

In consideration of the mutual covenants set forth herein, Landlord and Tenant hereby agree as follows:

PREMISES & CERTAIN
DEFINED TERMS           1.      Landlord hereby leases to Tenant, and Tenant
                                hereby leases from Landlord, on the terms and
                                for the rental hereinafter set forth, the
                                premises indicated by crosshatching on the floor
                                plan drawing attached hereto as Exhibit "B" and
                                made a part hereof for all purposes (the
                                "Premises"), which Premises are situated on the
                                thirteenth (13th) floor of the building
                                presently known as the west Tower at Four Oaks
                                Place (the "Building") and located at 1360 Post
                                Oak ----- Boulevard, Houston, Harris County,
                                Texas, according to the present system of
                                numbering and naming streets and highways in
                                Houston, Harris County, Texas. References in
                                this Lease to the "Complex" or to "Four Oaks
                                Place" shall mean the entirety of the complex
                                (whether the same hereafter be known as "Four
                                Oaks Place" or be otherwise denominated) of
                                which the Building, the parking garage servicing
                                the Building (the "Garage") and the central
                                plant servicing the Building are a part, as
                                designated by Landlord from time to time, and
                                including without limitation all 'of the land
                                designated by Landlord from time to time as
                                constituting a part of the Complex (the "Land"),
                                the Building, the Garage, all other buildings,
                                structures, facilities, improvements or areas
                                that are now or hereafter may be constructed or
                                located on or installed in or at the Land, and
                                the central plant servicing the Building and any
                                or all such other buildings, structures,
                                facilities, improvements or areas included
                                therein or thereat as designated by Landlord
                                from time to time. The number of square feet of
                                Rentable Area (defined in Section 7) initially
                                included in the Premises hereunder is 10,862
                                                                      ------

AUTHORIZED USE          2.      Tenant shall have the right to occupy and use
                                the Premises solely for general business office purposes of a lawful nature. In no event shall the Premises be used for any of the purposes set forth in Exhibit "E" hereof. Any violation of this provision shall constitute an Act of Default (hereinafter defined) under this Lease.

TERM                    3.      Subject to and upon the terms and conditions set
                                forth in this Lease or in any Exhibit or
                                Addendum hereto, this Lease shall be in force
                                for a term (the "Term") of sixty (60) months
                                beginning on the 1ST day of June, 1995 (such
                                commencement date, subject to adjustment as
                                provided in Sections 10 and 11 of this Lease,
                                being hereinafter called the "Commencement
                                Date") and ending on the 3LET day of MAY.,
                                2000

BASE RENT               4.      Tenant, in consideration for this Lease and the
                                leasing of the Premises, shall pay to Landlord rent ("Base Rent"), which shall be payable as set forth in the Lease Addendum attached hereto and made a part hereof for all purposes. All monthly installments of Base Rent shall be due and payable in advance and without demand on the first day of each calendar month during the Term. If the Commencement Date occurs on a day other than the first (1st) day of a calendar month, or if the day on which the Term expires occurs on a day other than the last day of a calendar month, then the monthly installment of Base Rent for such fractional month shall be pro rated on a daily basis.

                                In addition to the Base Rent and monthly installments thereof, Tenant shall also be required to pay the Base Rent Adjustment as provided in Section 5 hereof and all other items constituting Rent as provided in Section 6 hereof.

ADJUSTMENT OF
BASE RENT               5.      The "Base Rent Adjustment" shall be the amount
                                of "Excess Operating Expenses" (hereinafter defined) calculated and payable in accordance with the following terms and provisions:

                                (a) For each calendar year subsequent to the Base Year (hereinafter defined), Tenant shall pay to Landlord, as additional Rent, Tenant's Share [calculated as set out in Section 5(d)] of the amount by which the Operating Expenses (as defined in Section 8) for such calendar year exceed the amount of Operating Expenses for the Base Year (the "Excess Operating Expenses").

                                Excess Operating Expenses shall be calculated and payable in the following manner:

                                (i)     Prior to the commencement of each
                                        calendar year during the Term, Landlord
                                        shall provide Tenant with a good faith
                                        estimate of the Excess Operating
                                        Expenses for the immediately succeeding
                                        calendar year (the "Subsequent Year").
                                        Tenant shall pay, as additional Rent,
                                        Tenant's Share of the estimated Excess
                                        Operating Expenses in twelve (12) equal
                                        monthly installments, each payable in
                                        advance promptly on the date that the
                                        installment of Base Rent for each month
                                        is due and payable during such
                                        Subsequent Year.

                                (ii) If, during any Subsequent Year, Landlord determines that the excess Operating Expenses are greater than the amount estimated prior to the commencement of such Subsequent Year, then Landlord may deliver to Tenant on the first (1st) day of March, June, September or December of such Subsequent Year, as appropriate, a statement of the revised Excess Operating Expenses (the "Revision Notice"), and Tenant shall pay to Landlord, within twenty (20) days after the date of the Revision Notice, Tenant's Share of the difference between the amount estimated prior to the commencement of such Subsequent Year and the revised estimate set forth in the Revision Notice for the portion of such Subsequent Year prior to the date of the Revision Notice. Each monthly installment of Excess Operating Expenses for the portion of such Subsequent Year after the date of the Revision Notice will be increased by an amount equal to Tenant's Share of the amount of the annual revised Excess Operating Expenses set forth in the Revision Notice divided by twelve (12).

                                (iii) Within one hundred fifty (150) days (or as soon thereafter as possible) after the conclusion of each calendar year of the Term, Landlord shall, upon request by Tenant, furnish to Tenant a statement setting forth in reasonable detail the actual Operating Expenses for such calendar year certified by a firm of certified public accountants of national reputation. If actual Excess Operating Expenses for such completed calendar year differ from the estimated Excess Operating Expenses for .such completed calendar year, then the difference between the Excess Operating Expenses actually paid by Tenant during such completed calendar year and
                                        Tenant's Share of the actual Excess
                                        Operating Expenses for such completed
                                        calendar year shall (A) in the case of
                                        an underpayment, be paid by Tenant to
                                        Landlord in a lump sum amount within
                                        thirty (30) days after delivery of such
                                        statement or (B) in the case of an
                                        overpayment, be credited by Landlord
                                        toward the amount of Excess Operating
                                        Expenses payable by Tenant for the then
                                        current calendar year (except that if
                                        the Term shall have expired during the
                                        completed calendar year, Landlord will
                                        refund any overpayment to Tenant). The
                                        effect of this reconciliation payment is to ensure that Tenant will pay during the Term Tenant's Share of all Excess Operating Expenses. The provisions of this Section 5 shall survive the expiration of the Term and any renewals thereof.

                                (b)     Any delay or failure of Landlord in
                                        billing any Excess Operating Expenses as provided in this Section 5 shall in no way constitute a waiver of, or in any way impair the continuing obligation of, Tenant to pay such Excess Operating Expenses.

                                (c) The "Base Year" for Operating Expenses shall be the calendar year _______.

                                (d) "Tenant's Share" shall be the proportion that the Rentable Area included in the Premises from time to time bears to the greater of (i) ninety-five percent (95%) of the total Rentable Area in the Building or (ii) the actual percentage of the total Rentable Area in the Building then leased.

                                (e) The amount of Operating Expenses for the Base Year (the "Base Year Operating Expenses")includes an amount allocable to ad valorum taxes assessed in connection with the Complex for the Base Year (the "Ad Valorem Tax Amount"). If, after the Base Year Operating Expenses are determined at the end of the Base Year, the Ad Valorem Tax Amount for the Base Year is reduced as a result of a reduction in the assessed valuation of the Complex for the Base Year, then the Base Year Operating Expenses shall be adjusted to reflect such reduction (the "Adjusted Base Year Operating
                                        Expenses"). If the Base Year Operating
                                        Expenses are adjusted pursuant to this
                                        Section, then for each

                                        Subsequent Year occurring prior to such
                                        adjustment, Tenant shall pay to Landlord
                                        Tenant's Share of the difference between the Base Year Operating Expenses and the Adjusted Base Year Operating Expenses, in a lump sum, within thirty (30) days after Landlord notifies Tenant of such adjustment. The Adjusted Base Year Operating Expenses shall become the Base Year Operating Expenses for purposes of calculating Excess Operating Expenses for the remainder of the Term.

                                (f) In the event the Operating Expenses for any Subsequent Year are less than the Operating Expenses for the Base Year, Tenant shall be entitled to a credit for only the amount of estimated Excess Operating Expenses, if any, actually paid by Tenant during such Subsequent Year. Nothing contained in this Section 5 shall be construed at any time to reduce the monthly installments of Base Rent payable under this Lease below the amount set forth in Section 4 of this Lease.

PAYMENT OF RENT         6.      The term "Rent" as used in this Lease shall mean
                                the Base Rent, the Base Rent Adjustment provided for in Section 5 hereof, and all other amounts provided for in this Lease to be paid by Tenant, all of which shall constitute rental in consideration for this Lease and the leasing of the Premises. The Rent shall be paid at the times and in the amounts provided for herein in legal tender of the United States of America to Landlord at the address shown herein or to such other person or at such other address as Landlord may from time to time designate in writing. The Rent shall be paid without notice, demand, abatement, deduction, or offset except as may be expressly set forth in this Lease.

RENTABLE AREA           7.      The term "Rentable Area" as used in this Lease
                                shall refer to (i) in the case of a single tenancy floor, all floor area measured from the inside surface of the outer glass or finished column or exterior wall of the Building to the inside surface of the opposite exterior wall, excluding only the areas ("service areas") within the outside walls used for elevator mechanical rooms, building stairs, fire towers, elevator shafts, flues, vents, stacks, vertical pipe shafts and vertical duties. but including any such areas which are for the specific use of the particular tenant such as special stairs or elevators, plus an allocation of the square footage of the Building's elevators, main mechanical rooms, central plant servicing the Building, ground and basement lobbies, and the contiguous Garage elevators and lobby, and (ii) in the case of a partial floor, all floor areas within the inside surface of the outer glass or finished column or exterior wall enclosing the portion of the Premises on such floor and measured to the mid-point of the walls separating the Premises from other areas on the floor, and including a proportionate part of the areas devoted to corridors, elevator foyers, restrooms, mechanical rooms, janitor closets, vending areas and other similar facilities for the use of all tenants (hereinafter sometimes called "Common
                                Areas") on Tenant's partial floor, plus an allocation of the square footage of the Building's elevators, main mechanical rooms, central plant servicing the Building, ground and basement lobbies, and the contiguous Garage elevators and lobby; Tenant's proportionate part of the Common Areas on Tenant's partial floor shall be based upon the ratio which the Tenant's
                                Rentable Area on such floor bears to the aggregate Rentable Area on such floor. No deductions from Rentable Area are made for columns or projections necessary to the Building. The Rentable Area in the Premises has been calculated on the basis of the foregoing definition and is hereby stipulated for all purposes hereof to be the number of square feet specified in Section 1, whether the same in fact should be more or less as a result of minor variations resulting from actual construction and completion of the Premises for occupancy so long as such work is in accordance with the terms and provisions hereof. The Rentable Area included in the Building has similarly been calculated and is hereby stipulated for all purposes hereof to be 4957114 square feet.

OPERATING EXPENSES      8.      The term "Operating Expenses" as used in this
                                Lease refers to the aggregate of all amounts paid or accrued by Landlord, in accordance with generally accepted accounting principles, consistently applied, for the ownership, operation, repair, or maintenance of the Building (including an allocation of the central plant servicing the Building), the Garage, a portion of the Land calculated on the basis of the ratio of total Rentable Area in the Building to the total Rentable Area of all buildings constituting a part of the Complex, and all equipment, fixtures and facilities used in connection therewith (including such additional facilities as may be added to or used in connection with the Building, Land and Garage).
                                Operating Expenses shall also include, but not be limited to, the costs of utilities, cleaning and janitorial services, repairs and refurbishing, restoration, Taxes (defined in
                                Section 9), all insurance premiums and all labor, supplies, materials, tools, management fees, accounting, legal and other professional costs and expenses, an allocation of Landlord's general and administrative expenses, and all other items constituting operating and maintenance costs in connection with the Building (including an allocation of the central plant servicing the Building), Garage and Land according to generally accepted accounting principles as determined by a firm of certified public accountants of national reputation selected by Landlord. Operating Expenses shall also include amortization, with a market rate of interest, of the cost of installation of capital investment items that are primarily for the purpose of reducing operating costs or that may be required by governmental authority, or that are for the purpose of repairing or refurbishing the common areas of the Building and Land so as to maintain their existing quality, provided that (a) all such costs shall be amortized over the reasonable life of the capital investment items, with the reasonable life and amortization schedule being determined in accordance with generally accepted accounting principles, and
                                (b) in the case of installations for the purpose of reducing operating costs, Landlord shall provide a cost justification. Notwithstanding any other provision herein to the contrary, it is agreed that in the event the Building is not fully occupied during any year of the Term, an adjustment shall be made in computing the Operating Expenses for such year so that the Operating Expenses shall be computed for such year as though the Building had been fully occupied during such year.

TAXES                   9.      The term "Taxes" as used in this Lease shall
                                mean all ad valora taxes, personal property taxes, transit taxes, water and sewer charges, excises, levies, license and permit fees and all other similar charges, if any, which are levied, assessed, or imposed upon or become due and payable in connection with, or a lien upon, the Land, the Garage, the Building or facilities used in connection therewith, and rentals or receipts therefrom and all taxes of whatsoever nature that are imposed in substitution for or in lieu of any of the taxes, assessments, or other charges included in this definition of taxes excluding only franchise and income taxes of Landlord (but not excluding such taxes if imposed in the future wholly or partially in lieu of present real estate, ad valorem or similar taxes). Further, the term "Taxes" shall mean all charges and fees of counsel and experts which are reasonably incurred by, or reimbursable by Landlord in seeking any reduction in the assessed valuation of the Complex or a judicial review thereof. If any such application or review results in a refund, Landlord shall, after payment of reasonable expenses in connection therewith. reimburse Tenant its pro rata share of such

COMMENCEMENT            10.     Subject to Section 11 hereof, if on the
                                Commencement Date specified in Section 3 hereof any of the work described in Exhibit "A" that is required to be performed by Landlord at Landlord's expense to prepare the Premises for occupancy has not been substantially completed, or if Landlord is unable to tender possession of the Premises to Tenant on such specified date due to any reason beyond the reasonable control of Landlord, then the Commencement Date (and commencement of installments of Base Rent and Base Rent Adjustment) shall be postponed until such work to be performed in the Premises at Landlord's expense is substantially completed or until Landlord is able to tender possession of the Premises to Tenant, as the case may be, and such postponement shall operate to extend the expiration date specified in Section 3 in order to give full effect to the stated duration of the Term. Such deferment of installments of Base
                                Rent and Base Rent Adjustment shall be Tenant's exclusive remedy for any postponement of the Commencement Date, and Tenant shall have no claim against Landlord because of any such delay.

TENANT DELAY            11.     No delay in the completion of the Premises
                                resulting from delay or failure on the part of Tenant in furnishing information or other matters required in Exhibit "A" or from any Tenant Delay as defined in Exhibit "A", and no delay resulting from the completion of work, if any, relating to Special Tenant Improvements pursuant to Exhibit "A", shall delay the Commencement Date, expiration date, or commencement of payment of Rent.

                                If prior to the Commencement Date Tenant shall enter into possession of all or any part of the Premises, then the Term, and all other obligations of Tenant to be performed during the Term* shall commence on, and the Commencement Date shall be deemed for all purposes to be, the date of such entry, and the total amount of Base Rent shall be increased accordingly, provided that no such early entry shall operate to change the expiration date provided for herein.

- --------

* (except for the payment of monthly installments of Base Rent, which shall commence on the date set forth in Section 4 set forth in the Addendum attached hereto, and Base Rent Adjustment, which shall be payable as set forth in Section 5).

MAINTENANCE & REPAIR    12.     Landlord. shall provide all normal and customary
                                routine maintenance and repair of the exterior and the structural portions of the Building and common areas such as lobbies, stairs, corridors, restrooms, roof, elevators and escalators in keeping with the usual standards for office buildings of comparable size, quality and age in the West Loop-Galleria area of Houston, Texas.

                                Except to the extent Building Standard
                                Improvements or other improvements installed by Landlord are covered by warranties from Landlord's suppliers or contractors, Landlord shall not have any obligation to maintain, repair, or replace any improvements installed by Landlord or Tenant pursuant to the provisions of Exhibit "A" after initial installation. Except to the extent that Landlord is obligated to furnish maintenance of the Premises pursuant to this Section 12 and to repair damage by fire or other casualty pursuant to Section 24, Tenant, at its sole cost, shall maintain and repair the Premises and otherwise keep the Premises in good order and repair, but all workmen, artisans and contractors employed for such purposes shall be obtained through or specifically approved by Landlord prior to the commencement of any work on the Premises.

LANDLORD'S SERVICES      13.    So long as Tenant is not in default, Landlord
                                shall, at Landlord's expense except as provided for to the contrary in this Lease, furnish to Tenant the following services:

                                (a)     Air conditioning and central heat in
                                        season at such temperatures and in such
                                        amounts as are considered to be standard for general office use in office buildings of comparable age and quality in the West Loop-Galleria area of Houston, Texas, during normal Building hours, which are presently scheduled to be 7:00 a.m. through 6:00 p.m. on weekdays and 8:00 a.m. through 1:00 p.m. on Saturdays, exclusive of Holidays. (As used herein, "Holidays" shall mean those Holidays generally observed for office buildings of comparable age and quality in the West Loop- Galleria area of Houston, Texas.)

                                (b) Janitorial services in the Premises and public portions of the Building in such fashion that such services shall have been performed before the commencement of normal Building hours on all days except Saturdays, Sundays, and Holidays.

                                (c) Water at those points of supply provided for drinking, toilet, and lavatory purposes.

                                (d) Normal and customary routine maintenance for all public, structural and exterior portions of the Building according to standards for office buildings of comparable size, quality and age in the West Loop-Galleria area of Houston, Texas.

                                (e) Electric lighting service for all public portions of the Building.

                                (f) Automatic passenger elevator service at all times for access to and egress from the Premises. Freight elevator service, in common with other tenants, shall be provided during reasonable business hours, exclusive of Saturdays, Sundays and Holidays, or as otherwise agreed to in writing by Landlord.

                                (g)     Ballast and lamp replacement for
                                        Building Standard fluorescent lighting
                                        fixtures located in the Premises.

                                (h) Electric energy for office equipment in the Premises; provided, however, any such power consumed in the Premises in excess of .65 kilowatt hours per square foot of Usable Area (as hereinafter defined) within the Premises per month shall be billed to Tenant as excess usage above the Building Standard for such electrical power. For purposes of this Section 13(h), the Usable Area of the Premises has been measured to be 8,732 square feet. Any excess electrical usage will be billed to Tenant monthly during the Term, and will be calculated by multiplying the excess amount of kilowatt hours of usage for the Premises times the average kilowatt hour rate charged by the utility company providing electrical service to the Building for the applicable month. Excess electrical usage for the partial months during which this Lease commences or terminates will be calculated as provided above, except that the allowed amount of kilowatt hours of usage shall be prorated on a daily basis. Tenant shall pay such amounts within thirty (30) days after such billing.

                                        Any obligation of Landlord to furnish
                                        electrical service will be subject to
                                        the rules and regulations of the
                                        supplier of such electrical service and
                                        of any municipal or
                                        governmental authority regulating the
                                        business of providing electrical utility service, and to temporary interruptions for maintenance, repair, or testing of emergency systems. Landlord will not be liable in any way to Tenant for any failure or defect in the supply or character of electrical energy furnished to the Premises by reason of any requirement, act or omission of the public utility serving the Building with electricity.

                                        Any riser or risers or wiring to meet
                                        Tenant's excess electrical requirements
                                        will be installed by Landlord upon
                                        written request of Tenant at the sole
                                        cost and expense of Tenant (if, in
                                        Landlord's reasonable judgment, the same are necessary and will not cause permanent damage or create a dangerous or hazardous condition or entail excess or unreasonable alterations, repairs, or expense, or unreasonably interfere with or disturb other tenants or occupants of the Building). The foregoing notwithstanding, the final decision to furnish any of Tenant's special electrical requirements will be subject to Landlord's approval, which approval will not be unreasonably withheld or delayed, and expenses and additional costs of services with respect to any of Tenant's special electrical requirements that are furnished by Landlord shall be borne solely by Tenant.

PAYMENT FOR NON-
STANDARD SERVICES       14.     Tenant shall pay Landlord, upon request, such
                                additional amounts, including, specifically a fifteen percent (15%) administrative fee, as are necessary to recover additional costs incurred by Landlord in performing or providing janitorial, maintenance, security or other services or requirements of Tenant or in performing any services (and in paying additional taxes) as to any non-Building
                                Standard Improvements in the Premises. Tenant shall pay Landlord, upon request, actual or estimated costs for all off-hour and non-standard air conditioning, heating and electricity.

SERVICES INTERRUPTION   15.     Landlord shall use all reasonable diligence to
                                restore any failure or defect in the supply or character of services furnished or to be furnished by Landlord under this Lease, but Landlord shall not otherwise be liable to Tenant for any such failure or defect and such shall not be construed as an eviction of Tenant nor shall such entitle Tenant to any reduction, abatement, offset, or refund of Rent or to any damages from Landlord, nor shall Landlord be in breach or default under this Lease if Landlord uses reasonable diligence to restore any such failure or defect after Landlord receives written notice thereof. Tenant hereby waives and disclaims, and agrees not to claim or assert, all present and future rights to apply any Rent against any obligation of Landlord, howsoever incurred, or to assert that any such obligation of Landlord entitles Tenant to any counterclaim or any reduction, abatement, offset or refund of Rent.

PROHIBITED USES         16.     Tenant shall not use or permit any other party
                                to use all or any part of the Premises for any of the purposes listed on Exhibit "E" hereto or for any purpose not authorized in Section 2 of this Lease. Tenant shall not do or permit anything to be done in or about the Premises, the Building, the Garage, the Land, the central plant servicing the Building, or the Complex generally, nor bring or keep or permit anything to be brought to or kept therein, which is prohibited by or which will in any way increase the existing rate of or affect any fire or other insurance which Landlord carries upon the Building, any other buildings in the Complex or any of their contents, or cause a cancellation of any insurance policy covering the Building or any part thereof or any other buildings in the Complex or any of their contents. Tenant shall not do or permit anything to be done in or about the Complex which will in any way obstruct or interfere with the rights of other tenants of the Building or of any other buildings in the Complex, or injure or annoy them or their agents, employees, invitees or visitors or use or allow the Premises to be used for any unlawful or objectionable purpose. Tenant shall not cause, maintain or permit any nuisance in, on or about the Complex or commit or suffer to be committed any waste to, in, on or about the Complex.

RULES & REGULATIONS
OF BUILDING             17.     Tenant shall perform and comply with the Rules
                                and Regulations of the Building set out in Exhibit "C" hereto, as reasonably amended from time to time upon written notice to Tenant, and upon written notice thereof, all other reasonable rules and regulations with respect to safety, care, cleanliness and preservation of good order, operation and conduct in the Building or the Complex generally that may be established from time to time by Landlord for tenants of the Building or the Complex generally. Landlord shall not have any liability to Tenant for any failure of any other tenants of the Building or the Complex generally to comply with such Rules and Regulations.
                                COMPLIANCE WITH LAWS & OTHER

REGULATIONS;
LICENSES IN EFFECT      18.     Tenant shall, at its sole cost and expense,
                                promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, with the requirements of any board of fire underwriters or other similar body now or hereafter constituted, and with any directive or occupancy certificate issued pursuant to any law by any public officer or officers insofar as any thereof relate to or affect the condition, use, occupancy, or alteration of the Premises. Tenant warrants and represents that it has obtained all licenses and permits required for the conduct of its business and that all such licenses and permits are currently in effect and Tenant is in good standing thereunder, and Tenant covenants that it shall maintain in effect all such licenses and permits (and shall obtain and maintain in effect such additional licenses and permits as may during the Term become required in order to conduct its business) throughout the Term and shall maintain its good standing thereunder.

ALTERATIONS             19.     After the initial improvements are made pursuant
                                to Exhibit "A" attached hereto, Tenant shall make no alterations, installations, additions or improvements in or to the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld. Approval by Landlord of any of Tenant's drawings, plans and specifications prepared in connection with any improvements in the Premises shall not constitute a representation or warranty of Landlord as to (a) the completeness or design sufficiency of such drawings, plans and specifications, or the improvements to which they relate, for any use, purpose or condition, or (b) their compliance with all laws, rules, and regulations of governmental agencies or authorities; such approval shall merely be the consent of Landlord as required hereunder. All such work shall be performed in a manner, and by workmen and contractors, satisfactory to
                                Landlord. All alterations, installations, additions or improvements (including but not limited to paneling, partitions and fixtures) made by or for Tenant to the Premises shall remain upon and be surrendered with the Premises and become the property of Landlord at the expiration or termination of this Lease or the termination of Tenant's right to possession of the Premises; provided, however, Landlord may require Tenant to remove any or all of such items that are not Building Standard upon the expiration or termination of this Lease or the termination of Tenant's right to possession of the

                                Premises.* Tenant shall bear the costs of all removal of Tenant's property from the Premises and all resulting repairs to the Premises. All work performed by Tenant with respect to the Premises shall be performed so as not to alter the exterior appearance of the Building or adversely affect the structure, safety, systems or services of the Building, shall comply with all building, safety, fire and other codes and governmental and insurance requirements, shall be performed so as not to result in any usage in excess of Building Standard of water, electricity, gas, heating, ventilating or air conditioning (either during or after such work) unless prior written arrangements satisfactory to Landlord are entered into, shall be completed promptly and in a good and workmanlike manner, and shall be performed in such a manner that no valid mechanic's, materialman's or other similar liens attach to Tenant's leasehold estate and in no event shall Tenant permit, or be authorized to permit, any such liens (valid or alleged) or other claims to be asserted against Landlord or Landlord's rights. estates. and interests with respect to the Land, the Building or this Lease.

TENANT(degree)S EQUIPMENT
& INSTALLATIONS         20.     Except for desk or table-mounted typewriters,
                                adding machines, personal computers, facsimile machines, office calculators, dictation equipment and other similar desk or table-mounted office equipment and standard business office word processing and photocopying equipment, Tenant shall not install within the Premises any fixtures, equipment, facilities or other improvements until the plans therefor have been approved by Landlord. Tenant shall not, without the specific written consent of Landlord and Tenant's written agreement to pay all additional costs attributable to either the installation or operation thereof or both
                                (including, without limitation, the full amount of any increase in Operating Expenses caused by or attributable thereto), install or maintain any apparatus or devices within the Premises that will increase the usage of electrical power, heating, air conditioning, water or gas for the Premises to an amount greater than would be normally required for general office use for space of comparable size in Houston, Texas.

TAXES ON PERSONALTY
 & TENANT IMPROVEMENTS  21.     Tenant shall pay all ad valora and similar taxes
                                or assessments levied upon, or applicable to, all equipment, fixtures, furniture or other property -------- * provided same shall have been so specified in Landlord's granting of consent thereto).

                                placed by Tenant in the Premises, and all license and other fees or charges imposed on the business conducted by Tenant on the Premises. If the Premises do not consist entirely of Building Standard Improvements (as defined in Attachment 1 To Exhibit "A" hereto) and Landlord shall be required to pay a higher ad valora tax with respect to the Building than would have been payable had the Premises consisted entirely of Building Standard Improvements, Tenant shall pay to the Landlord, within thirty (30) days after demand, the amount by which the ad valorem taxes payable by Landlord with respect to the Building for the tax period exceed the amount of ad valora taxes that otherwise would have been payable by Landlord.

LANDLORD'S ACCESS       22.     Landlord shall have the right at all reasonable
                                times during the Term (with reasonable notice to Tenant except when Tenant is in default or in cases of emergency) to enter the Premises to inspect the condition thereof, to show the Premises to prospective tenants, to determine if Tenant is performing its obligations under this Lease, and to perform the services or to make the repairs and restoration that Landlord is obligated or elects to perform or furnish under this Lease, to make repairs to adjoining space, to cure any defaults of Tenant hereunder that Landlord elects to cure, and to remove from the Premises any improvements thereto or property placed therein in violation of this Lease.

INSURANCE

                        23.     (a)     Landlord shall maintain during the Term
                                        fire and extended coverage insurance
                                        ("Insurance")insuring the Building,
                                        Garage and Premises (excluding Tenant's
                                        goods, furniture or property placed in
                                        the Premises and non-Building Standard
                                        Improvements) against damage or loss
                                        from fire or other casualty normally
                                        insured against under the terms of
                                        standard policies of fire and extended
                                        coverage insurance. Notwithstanding the
                                        foregoing, it is agreed by the parties
                                        hereto that Landlord may satisfy all or
                                        any portion of the foregoing insurance
                                        requirements through self insurance. If
                                        the annual premiums to be paid by
                                        Landlord shall exceed the standard rates because Tenant's operations, contents of the Premises or improvements with respect to the Premises beyond Building
                                        Standard result in extra-hazardous
                                        exposure, Tenant shall promptly pay the
                                        excess amount of the premium upon
                                        request by Landlord.

                                (b) Tenant shall provide, at Tenant's own expense, all insurance coverage necessary or desirable for the full protection against loss or damage from fire or other casualty of any non- Building Standard Improvements and Tenant's goods, furniture or other property placed in the Premises. Tenant shall further maintain, with insurers licensed to do business in the State of Texas,
                                        (i) Worker's Compensation with the
                                        statutory limits, and Employer's
                                        Liability with limits of not less than
                                        Five Hundred Thousand and No/100ths
                                        Dollars ($500,000.00) (which policies
                                        will include a waiver of subrogation in
                                        favor of Landlord, Landlord's partners,
                                        venturers, directors, officers, agents,
                                        employees, invitees, visitors, and
                                        contractors), and (ii) commercial
                                        general liability insurance to include
                                        coverage for Premises-Operations,
                                        Independent Contractors, Broad Form
                                        Contractual and Products coverage
                                        (specifically in support of, but not
                                        limited to, the indemnity provisions of
                                        this Lease), with limits for bodily
                                        injury and property damage liability of
                                        not less than One Million and No/100ths
                                        Dollars ($1,000,000.00) per occurrence,
                                        or such other limits as may reasonably
                                        be established from time to time by
                                        Landlord. All such insurance policies
                                        shall (1) include Landlord and
                                        Landlord's managing agent as primary and non-contributing insurance with any other insurance available to Landlord (or any other party indemnified under this Lease). Tenant shall furnish Landlord with current certificates of all required insurance, which certificates shall provide for thirty
                                        (30) days advance written notice to
                                        Landlord of any cancellation thereof.
                                        Landlord shall not be obligated to
                                        insure any portion of the Premises not
                                        consisting wholly of Building Standard
                                        Improvements or any of Tenant's goods,
                                        fixtures, furniture, or other property
                                        placed in or incorporated in the
                                        Premises.

FIRE OR OTHER
CASUALTY                24.     If the Premises or the Building is damaged or
                                destroyed in whole or in part by fire or other casualty at any time during the Term and if after such damage or destruction Tenant is not able to use the Premises to substantially the same extent and for substantially the same purposes as Tenant used the Premises prior thereto, then, as soon as practicable and in any case within ninety (90) days after delivery to Landlord by Tenant of written notice describing in reasonable detail such damage or destruction, Landlord shall give

                                Tenant a written notice setting forth Landlord's election either to (a) terminate this Lease, or
                                (b) restore or replace the damaged or destroyed portion to Building Standard condition. If Landlord does not elect to proceed under the foregoing Subsection (b), it shall be deemed that it has elected to terminate this Lease pursuant to the foregoing Subsection (a). If such damage or destruction occurs, then the Base Rent and Base Rent Adjustment shall be abated for the period and proportionately to the extent that after such damage or destruction Tenant is not able to use the Premises to substantially the same extent and for substantially the same purposes as Tenant used the Premises prior thereto; provided, however, in no event shall the abatement continue beyond fifteen (15) days following the completion of restoration work. If Landlord elects to restore or replace the damaged or destroyed portions of the Premises or Building, this Lease shall continue in full force and effect in accordance with the terms hereof except for the abatement of Base Rent and Base Rent Adjustment hereinbefore referred to and except that the Term shall be extended by a length of time equal to the period beginning on the date of such damage or destruction and ending upon completion of such restoration or replacement. If Landlord elects to restore or replace the damaged or destroyed portions of the Premises or Building, such restoration or replacement shall be made within a reasonable time, subject to delays arising from any Landlord, including, without limitation, acts of God, shortages of labor or materials, war or other force majeure conditions or events beyond the reasonable control of Landlord. If Landlord elects to terminate this Lease, this Lease shall terminate on the last day of the month next following the end of the ninety (90) day period hereinbefore referred to. If such damage or destruction hereinbefore described is the result of the negligence or willful misconduct of Tenant, its agents, employees, invitees, visitors or contractors, then this Lease shall continue in full force and effect in accordance with the terms hereof, and with no abatement of Base Rent or Base Rent Adjustment, whether or not Landlord elects to restore or replace the damaged or destroyed portions of the Premises or Building (which Landlord shall have no obligation to do), unless Landlord shall voluntarily elect to terminate this Lease.

WAIVER OF CLAIMS        25.     (a)     Anything in this Lease to the contrary
                                        notwithstanding, each party hereto
                                        hereby releases and waives all claims,
                                        rights of recovery, and causes of action that either such party or any party claiming by, through, or under such party by subrogation or otherwise may now or hereafter have against the other party or any of the other party's partners, venturers, directors, officers, agents, or employees for any loss or damage that may occur to the Building, Premises, any of Tenant's fixtures or improvements or any of the contents of any of the foregoing by reason of fire, act of God, the elements, or any other cause, including negligence of the parties hereto or their partners, venturers, directors, officers, agents, or employees, that could have been insured against in the State of Texas under the terms of standard fire and extended coverage insurance policies.

                                (b) Landlord shall not be liable to Tenant for any inconvenience or loss to Tenant (including, without limitation, consequential damages, loss of profits or business opportunity, or any other losses or damages whatsoever attributable to, or resulting from, any interruptions in the operation of Tenant's business) in connection with any of the repair, maintenance, damage, destruction, restoration, or replacement referred to in this Lease. Landlord shall not be obligated to repair, maintain, restore or replace or otherwise be liable for the damage or destruction of any of Tenant's fixtures or improvements, or any of Tenant's goods, furniture or other property placed in or incorporated in the Premises.

                                (c)     Landlord, its agents and employees,
                                        shall not be liable for any damage of
                                        any kind or for any damage to property,
                                        death or injury to persons from any
                                        cause whatsoever. by reason of the use
                                        and occupancy of the Premises by Tenant.
                                        Landlord shall not be liable to Tenant
                                        and Tenant hereby waives all claims
                                        against Landlord, Landlord's partners,
                                        venturers, directors, officers, agents,
                                        employees, invitees, visitors or
                                        contractors for any damages,
                                        consequential damages, loss of profits
                                        or business opportunity, business
                                        interruption, and for any damage to
                                        property, death or injury to persons
                                        from any cause whatsoever including, but not limited to, acts of other tenants, vandalism, loss of trade secrets or other confidential information, any damage, loss or injury caused by a defect in the Premises, the Building, or the Garage, pipes, air conditioning, heating, plumbing or by water leakage of any kind from the roof, walls, windows, basement or other portion of the Premises or the Building, or caused by electricity, gas, oil, fire, interruption of Landlord's services or any cause whatsoever in, on, or about the Premises, the Building, the Land, the Garage, the Complex generally, or any part thereof.

INDEMNITY               26.     Except for the claims, rights of recovery and
                                causes of action that Landlord has released and waived pursuant to Section 25 hereof, Tenant shall be liable to Landlord for and shall indemnify and hold harmless Landlord and Landlord's partners, venturers, directors, officers, agents, employees, invitees, visitors and contractors from all claims, losses, costs, damages or expenses (including but not limited to attorney's fees) resulting or arising or alleged to result or arise from any and all injuries to or death of any person or damage to or loss of any property caused by any act, omission or neglect of Tenant or Tenant's partners, venturers, directors, officers, agents, employees, invitees, guests or any parties contracting with Tenant relating to the Premises, the Land, the Building, the Garage or the Complex generally or by any breach, violation or non-performance of any covenant of Tenant under this Lease. If any action or proceeding should be brought by or against Landlord in connection with any such liability or claim, Tenant, on notice from Landlord, shall defend such action or. proceeding, at Tenant's expense, by or through attorneys reasonably satisfactory to Landlord. The provisions of this
                                Section 26 shall apply to all activities of Tenant, Tenant's partners, venturers, directors, officers, agents, employees, invitees, guests and contractors with respect to the Premises.
                                the Land, the Garage, the Building or the Complex generally, whether occurring before or after the expiration or termination of this Lease. Tenant's obligations under this Section
                                26 shall not be limited to the limits of coverage of insurance maintained or required to be maintained by Tenant under this Lease.

NON-WAIVER              27.     No consent or waiver, express or implied, by
                                either party hereto to or of any breach in the performance or observance by the other party of any of its obligations under this Lease shall be construed as or constitute a consent or waiver to or of any other breach in the performance or observance by such other party of such obligation or any other obligation of such other party. Neither the acceptance by Landlord of any Rent or other payment hereunder, whether or not any default hereunder by Tenant is then known to Landlord, nor any custom or practice followed in connection with this Lease shall constitute a waiver of any of Tenant's obligations under this Lease.
                                Failure by either party hereto to complain of any action or non-action on the part of the other party or to declare the other party in default, irrespective of how long such a failure may continue, shall not be deemed to be a waiver by such party of any of its rights hereunder.
                                Time is of the essence with respect to the performance of every obligation of either party hereto under this Lease in which time of performance is a factor. Except where expressly provided herein to the contrary, all Rent and other amounts payable by Tenant under this Lease shall be paid without abatement, offset, counterclaim or diminution to any extent whatsoever. Except for the execution and delivery of a written agreement expressly accepting surrender of the Premises, no act taken or failed to be taken by Landlord shall be deemed an acceptance of surrender of the Premises.

QUIET POSSESSION        28.     Provided Tenant has performed all its
                                obligations under this Lease, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, subject to the provisions and conditions set forth in this Lease.

NOTICES                 29.     Each notice required or permitted to be given
                                hereunder by one party to the other shall be in writing, with a statement therein to the effect that notice is given pursuant to this Lease, and the same shall be delivered in person, placed in the United States mail, postage prepaid, registered or certified mail, return receipt requested, or sent by telecopy or facsimile
                                (followed by a copy sent by United States mail) addressed to such party at the address provided for such party herein. Any notices to Landlord shall be addressed and given to Landlord, c/o L
                                & B Institutional Property Managers, Inc., 1300
                                Post Oak Boulevard, Suite 500, Houston, Texas,
                                77056, Facsimile No. (713) 963-0148. Prior to
                                the Commencement Date, the address for notices to Tenant shall be the address set forth for Tenant on the signature page of this Lease;
                                after the Commencement Date, the address for Tenant shall be the Premises. The addresses hereinbefore stated shall be effective for all notices to the respective parties until written notice of a change in address is given pursuant to the provisions hereof. Any notice or document to be delivered, whether or not actually received, shall be deemed to be delivered when received or on the day when attempt to deliver has been made and refused as attested by the carrier. Any notice sent by telecopy or facsimile shall be deemed to be delivered when received.

LANDLORD'S FAILURE

TO PERFORM              30.     If Landlord fails to perform any of its
                                obligations under this Lease, Landlord shall not be in default hereunder and Tenant shall not have any rights or remedies growing out of such failure unless Tenant gives Landlord written notice thereof setting forth in reasonable detail the nature and extent of such failure and such failure by Landlord is not cured within the thirty (30) day period following delivery of such notice or such longer period therefor provided elsewhere in this Lease. If such failure cannot reasonably be cured within such thirty (30) day period, the length of such period shall be extended for the period reasonably required therefor if Landlord commences curing such failure within such thirty
                                (30) day period and continues the curing thereof with reasonable diligence and continuity.

LANDLORD'S RIGHT TO
PERFORM TENANT'S
OBLIGATIONS             31.     If Tenant fails to perform any one or more of
                                its obligations hereunder within (a) in the case of a failure that unreasonably interferes with the rights of other tenants, forty-eight (48) hours after Landlord gives written notice of such failure or (b) in any other instance, within ten (1 O) days after Landlord gives written notice of such failure, or in either (a) or (b), within such longer period as may reasonably be required to perform such obligations, then, in addition to the other rights of Landlord hereunder or at law or equity, Landlord shall have the right but not the obligation to perform all or any part of such obligations of Tenant. Upon receipt of a demand therefor from Landlord, Tenant shall reimburse Landlord for (i) the cost to Landlord of performing such obligations and reasonable profit and overhead, plus (ii) interest thereon at the maximum rate of interest at which Tenant may lawfully contract in Texas from the date such costs are paid by Landlord until Tenant reimburses Landlord. If the obligation so performed by Landlord involves any repair or maintenance or the removing by Landlord of any improvements to or use of the Premises not authorized by this Lease, such reasonable profit and overhead shall be deemed to be ten percent
                                (10%) of the cost to Landlord of performing such obligation.

ACT OF DEFAULT          32.     The term "Act of Default" as used in this Lease
                                refers to the occurrence of any one or more of the following: (a) subject to the next-to-the-last sentence of this Section 32, failure of Tenant to pay, within three (3) business days after written notice is given by Landlord, any Rent or other amount required to be paid under this Lease; or (b) failure of Tenant to cure, within forty-eight (48) hours after written notice from Landlord or such longer period as may reasonably be required, any default in the performance of Tenant's obligations, covenants or agreements under this Lease that unreasonably interferes with the rights of other tenants and is wholly within Tenant's control or the control of Tenant's agents or employees; or (c) failure of Tenant after twenty (20) days written notice from Landlord of Tenant's default in the performance of any of Tenant's other obligations covenants or agreements under this Lease, to do, observe, keep and perform with diligence and continuity any of such other obligations, covenants, or agreements; or (d) the entry of a decree or order by a court having jurisdiction adjudging Tenant to be bankrupt or insolvent or approving as properly filed a petition seeking reorganization under the Federal Bankruptcy Code
                                (Title 11 of the United States Code, 11 U.S.C.
                                ss.101, et SEQ.), or any other similar
                                applicable Federal or State law; or (e) the issuance of a decree or order of a court having jurisdiction for the appointment of a receiver or liquidator or a trustee or assignee in bankruptcy or insolvency of Tenant or its property or for the winding up or liquidation of its affairs; or (f) the institution by Tenant of proceedings to be adjudicated a voluntary bankrupt; or (g) the filing by Tenant of, or the consent by Tenant to the filing of, any bankruptcy, reorganization, receivership or other proceedings against Tenant or to declare
                                Tenant a bankrupt or to delay, reduce or modify, or which have the effect of delaying, reducing or modifying Tenant's debts or obligations, or any such proceedings shall be instituted against Tenant and (if so instituted against Tenant) the same shall not be vacated within sixty (60) days after the same are commenced; or (h) the making by Tenant of an assignment for the benefit of Tenant's creditors or the admission in writing of Tenant's inability to pay the debts of Tenant generally as they become due; or (i) the failure of Tenant to discharge any judgment against Tenant within sixty (60) days after such judgment becomes final; or (j) the sale or attempted sale under execution or other legal process of the interest of Tenant in the Premises; or (k) the vacating or abandonment by Tenant of the Premises during the Term. If it becomes necessary for Landlord to give the notice referred to in Subparagraph (a) of this
                                Section 32 on three (3) separate occasions in any twelve (12) month period, then the fourth
                                (4th) occasion in such twelve (12) month period on which Tenant fails to pay when due any Rent or other amount required to be paid under this Lease shall constitute an Act of Default and no notice thereof shall be required of Landlord.
                                Furthermore, for each occasion on which Tenant fails to pay when due any Rent or other amount required to be paid under this Lease, Tenant shall pay Landlord a late fee equal to one-half
                                ('/~) of one percent (1%) of such Rent or other amount due to compensate Landlord for its additional administrative costs resulting from
                                Tenant's failure. In addition, Tenant shall pay
                                Landlord Twenty-Five and No/100 Dollars ($25.00) for each returned check. The payment of such late fee or returned check charges will not constitute a waiver by Landlord of any default by Tenant under this Lease.

RIGHTS UPON DEFAULT     33.     If an Act of Default occurs, Landlord at any
                                time thereafter prior to the curing of such Act of Default and without waiving any other right available to Landlord herein, at law or in equity, may either terminate this Lease or terminate Tenant's right to possession without terminating this Lease, whichever Landlord elects. In either event, Landlord may without additional notice and with or without court proceedings reenter and repossess the Premises, and remove all persons and property therefrom using such force as may be necessary and Tenant hereby waives any claim arising by reason of issuance of any distress warrant or writ of sequestration and agrees to hold Landlord harmless from any such claims. In no event shall Landlord's exercise of any one or more remedies hereunder granted or otherwise available to it be deemed to be an acceptance of surrender of the Premises by Tenant, whether by agreement or operation of law, it being understood that such surrender can be effected only by the written agreement of Landlord and Tenant. If Landlord elects to terminate this Lease, it may treat the Act of Default as an entire breach of this Lease and Tenant immediately shall become liable to Landlord for damages for the entire breach in an amount equal to the amount by which (a) the Rent
                                (being the Base Rent set forth in Section 4 hereof plus the Base Rent Adjustment set forth in Section 5 hereof for any increase and estimated increase in Operating Expenses which would be payable by Tenant during the unexpired balance of the Term and all other payments due for the balance of the Term) is in excess of (b) the fair market rental value of the Premises for the balance of the Term as of the time of default, both discounted at the rate of ten percent (10%) per annum to the then present value, plus the cost of recovering, remodeling and releasing the Premises, and all unpaid Rent due through the date of such termination. If
                                Landlord elects to terminate Tenant's right to possession of the Premises without terminating this Lease, Landlord may rent the Premises or any part thereof for the account of Tenant to any person or persons for such rent and for such terms and other conditions as Landlord deems practical, and Tenant shall be liable to Landlord for the amount, if any, by which the total Rent and all other payments herein provided for the unexpired balance of the Term exceed the net amount, if any, received by Landlord from such re-renting. Such net amount is the gross amount received by Landlord less the cost of repossession, re-renting, remodeling and other expenses incurred by Landlord. Such amount shall be paid by Tenant in monthly installments on the first day of each month of the Term. In no case shall Landlord have any obligation to, or be liable for failure to, re-rent the Premises or collect the rental due under such re-renting and in no event shall Tenant be entitled to any excess rents received by Landlord. If Landlord elects to terminate Tenant's right to possession without terminating this Lease, Landlord shall have the right at any time thereafter to terminate this Lease, whereupon the foregoing provisions with respect to termination will thereafter apply. If an Act of Default occurs or in the case of any holding over or possession by Tenant of the Premises after the expiration or termination of this Lease, Tenant shall reimburse Landlord on demand for all costs incurred by Landlord in connection therewith including, but not limited to, reasonable attorneys' fees, court costs, and related costs plus interest thereon at the lesser of: (i) eighteen percent (18%) per annum, or (ii) the maximum rate of interest allowed by applicable law from the date such costs are paid by Landlord until Tenant reimburses Landlord.

                                The following provisions shall override and control any conflicting provisions of Section
                                93.002 of the Texas Property Code of 1990, as well as any successor statute governing the right of a landlord to change the door locks of commercial tenantso In the event an Act of Default occurs, .Landlord is entitled and is hereby authorized, without any further notice to Tenant whatsoever, to enter upon the Premises by use of a master key, a duplicate key, or other peaceable means, and to change, alter, and/or modify the door locks on all entry doors of the Premises, thereby permanently excluding Tenant and its officers, principals, agents, employees and representatives therefrom. In the event that Landlord has either permanently repossessed the Premises pursuant to the foregoing provisions of this Lease, or has terminated this Lease by reason of Tenant's default, Landlord shall not thereafter be obligated to provide Tenant with a key to the Premises at any time, regardless of any amounts subsequently paid by Tenant; provided, however, that in any such instance, during Landlord's normal business hours and at the convenience of Landlord, and upon receipt of written request from Tenant accompanied by such written waivers and releases as the Landlord may require, Landlord will (at Landlord's option) either (1) escort Tenant or its authorized personnel to the Premises to retrieve any personal belongings or other property of Tenant not subject to the Landlord's statutory lien or the lien and security interest described in
                                Section 37 of this Lease,
                                or (2) obtain a list from Tenant of such personal property as Tenant intends to remove, whereupon Landlord shall remove such property and make it available to Tenant at a time and place designated by Landlord. However, if Landlord elects option (2), Tenant shall pay, in cash in advance, all costs and expenses estimated by Landlord to be incurred in removing such property and making it available to Tenant and all moving and/or storage charges theretofore incurred by Landlord with respect to such property. If Landlord elects to exclude Tenant from the Premises without permanently repossessing or terminating pursuant to the foregoing provisions of this Lease, then Landlord shall not be obligated to provide Tenant a key to re-enter the Premises until such time as all delinquent Rent and other amounts due under this Lease have been paid in full and all other defaults, if any, have been completely cured to Landlord's satisfaction (if such cure occurs prior to any actual permanent repossession or termination), and Landlord has been given assurance reasonably satisfactory to Landlord evidencing Tenant's ability to satisfy its remaining obligations under this Lease. During any such temporary period of exclusion, Landlord will, during Landlord's regular business hours and at Landlord's convenience, upon receipt of written request from Tenant (accompanied by such written waivers and releases as Landlord may require), escort Tenant or its authorized personnel to the Premises to retrieve personal belongings of Tenant or its employees, and such other property of Tenant as is not subject to the Landlord's statutory lien or the lien and security interest described in
                                Section 37 of this Lease.

                                All rights and remedies of Landlord shall be cumulative and not exclusive. Landlord shall be entitled to pursue simultaneously multiple or alternative remedies, at any time tn abandon or resume pursuit of any remedy, and at any time to pursue additional remedies

SURRENDER               34.     On the last day of the Term or upon the earlier
                                termination of this Lease, Tenant shall
                                peaceably and quietly surrender the Premises to Landlord, broom clean, in good order, repair and condition at least equal to the condition when delivered to Tenant excepting only fair wear and tear resulting from normal use. Prior to the surrender of the Premises to Landlord, Tenant at its sole cost and expense shall remove all liens and other encumbrances that may have resulted from the acts or omissions of Tenant. If Tenant fails to do any of the foregoing, Landlord, in addition to other remedies available to it at law or equity, may, without notice, enter upon, reenter, possess and repossess itself thereof, by force, summary proceedings, ejectment, or otherwise, and may dispossess and remove Tenant and all persons and property from the Premises;
                                and Tenant waives any and all damages or claims for damages as a result thereof. Such dispossession and removal of Tenant shall not constitute a waiver by Landlord of any claims by Landlord against Tenant.

HOLDING OVER            35.     If Tenant does not surrender possession of the
                                Premises at the end of the Term or upon earlier termination of this Lease, then at the election of Landlord, Tenant shall be a tenant-at-sufferance of Landlord and the Rent
                                (including, without limitation Base Rent
                                Adjustment) and other payments due during each month of such holdover period shall be * times the sum of all installments of Rent payable with respect to the last full calendar month immediately prior to the end of the Term or termination of this Lease for which Rent is payable. No holding over by Tenant shall operate to extend this Lease, and in the event of any such holding over, Tenant shall, in addition to all other obligations and liabilities of Tenant hereunder (all of which shall remain in full force and effect during the entire period of any such holding over) indemnify, defend, and hold harmless Landlord from and against any and all claims for damages (including consequential damages) by any other tenant to whom Landlord may have leased all or any part of the Premises effective upon the termination of this Lease. In the event Landlord shall commence proceedings to dispossess Tenant by reason of Tenant's default or holdover hereunder, then Tenant shall pay as additional Rent, all costs of such proceedings, including, without limitation, attorneys' fees.

REMOVAL OF
TENANT'S PROPERTY       36.     Tenant shall retain the ownership of all movable
                                equipment, furniture and supplies placed in or on the Premises by Tenant and shall have the right to remove such movable equipment, furniture and supplies prior to termination of this Lease provided that no Act of Default has been committed by Tenant which has not been fully cured in a manner acceptable to Landlord and further provided that Tenant repairs any injury to the Premises or Building resulting from such removal. Unless Tenant has made prior arrangements with Landlord and Landlord has agreed in writing to permit Tenant to leave such equipment, furniture or supplies

- --------

*   one and one-half (1 1/2)
                                on the Premises for an agreed period, if Tenant does not remove such movable equipment, furniture and supplies prior to such termination, then, in addition to its other remedies at law or in equity, Landlord shall have the right to have such items removed and stored at Tenant's expense and all damage to the Premises or Building resulting therefrom repaired at the cost of Tenant or the right to elect that such movable equipment, furniture and supplies automatically become the property of the Landlord upon termination of this Lease, and Tenant shall not have any further right with respect thereto or reimbursement therefor.

LIENS                   37.     Tenant shall not permit any mechanics',
                                materialmen's or other liens to be fixed or placed against the Premises or the Building or the Land and agrees immediately to discharge
                                (either by payment or by filing of the necessary bond, or otherwise) any mechanics', materialmen's or other lien that is allegedly or in fact fixed or placed against any of the foregoing. In addition to and cumulative of Landlord's statutory lien, Tenant hereby grants to Landlord a security interest in and to all furniture, furnishings, fixtures, equipment, merchandise and other property placed on the Premises by Tenant to secure the performance of Tenant's obligations under this Lease, including, without limitation, Tenant's obligation to pay timely all items of Rent. At
                                Landlord's request, Tenant shall execute and cause to be filed in the appropriate public records all documents required or desirable to perfect such security interest pursuant to the terms of the Texas Uniform Commercial Code.

INTEREST                38.     All amounts of money payable by Tenant to
                                Landlord under this Lease, if not paid when due, shall bear interest from the date due until paid at the lesser of: (a) eighteen percent (18%) per annum, or (b) the maximum interest rate allowed by applicable law.

ASSIGNMENT
& SUBLETTING            39.     Landlord shall have the right to transfer and
                                assign in whole or in part, by operation of law or otherwise, its rights and obligations hereunder whenever Landlord in its sole judgment deems it appropriate without any liability to Tenant and Tenant shall attorn to any party to which Landlord transfers the Building.

                                        Tenant shall not sublet the Premises or
                                        any part thereof without the prior
                                        written approval by Landlord. Tenant
                                        shall not assign this Lease or allow it
                                        to be assigned, in whole or in part, by
                                        operation of law or otherwise, without
                                        the prior written approval of Landlord.
                                        In the event Tenant should desire to
                                        assign
                                this Lease or sublet the Premises or any part thereof, Tenant shall give Landlord written notice of such desire at least sixty (60) days in advance of the date on which Tenant desires to make such assignment or sublease which notice shall specify the proposed subtenant or assignee, the term of and the sub-rent payable in respect of such proposed sublease or assignment, the specific portion of the Premises (if less than all) to be so subleased or assigned, the proposed use thereof (which shall not be a use not permitted hereunder), and such other information concerning the proposed sublease or assignment as Landlord may reasonably request. Landlord shall within thirty
                                (30) days following receipt of such notice and all other information requested by Landlord pursuant to this Section 39, notify Tenant in writing that Landlord elects either (a) to terminate this Lease as to the space so affected as of the date so specified by Tenant, in which event Tenant will be relieved of all further obligation hereunder as to such space, or (b) to permit Tenant to assign or sublet such space (provided, however, if the rental rate agreed upon between Tenant and sublessee or assignee is greater than the Base Rent and Base Rent Adjustment that Tenant must pay Landlord, then such excess rental shall be deemed additional Rent owed by Tenant and payable to Landlord in the same manner that Tenant pays the Base Rent as outlined in Section 4), or (c) to refuse to consent to Tenant's assignment or subleasing such space and to continue this Lease in full force and effect as to the entire Premises. If Landlord should fail to notify Tenant in writing of such election within such sixty (60) day period, Landlord shall be deemed to have elected option (c) hereof.

                                Landlord shall have no obligation to consider any proposed assignment or sublease at any time that Tenant is in default under this Lease, or if approval of such assignment or sublease would violate any provision of or constitute a default under any Security Documents (as defined in Section 44 of this Lease). Subject to the foregoing, if Landlord does not elect to terminate this Lease pursuant to Subparagraph
                                (a) of the preceding paragraph of this Section 39, then Landlord's consent shall not be unreasonably withheld, but shall be subject in all respects to Landlord's approval of the credit-worthiness and reputation of the proposed subtenant or assignee and the use to which such proposed subtenant or assignee intends to put the Premises or portion thereof and whether in Landlord's reasonable judgment such proposed use would be in keeping with, or would detract from, the operation of the Building as a first-class office building, and whether such proposed use would constitute a Prohibited Use as set forth in Exhibit "E" of this Lease.

                                No permitted or unauthorized assignment or subletting by Tenant shall relieve Tenant of any obligation under this Lease. All obligations, duties and liabilities of Tenant hereunder shall be fully binding upon and enforceable against any assignee or sublessee of Tenant. Any attempted assignment or sublease by Tenant in violation of the terms and covenants of this paragraph shall be void. If this Lease is assigned or if the Premises or any part thereof are subleased by Tenant without the permission of Landlord, then Landlord may nevertheless collect Rent from the assignee or sublessee and apply the net amount collected to the Rent payable hereunder, but no such transaction or collection of Rent or application thereof by Landlord shall be deemed a waiver of any provision hereof or a release of Tenant from the performance of the obligations of Tenant hereunder. If during the term of any assignment of this Lease or permitted sublease of the Premises or any part thereof there shall occur any Act of Default, then Landlord shall, in addition to all other rights and remedies available to it, be entitled to collect Rent directly from any sublessee or assignee and give an effective receipt therefor.

LANDLORD'S LIABILITY    40.     Any provisions of this Lease to the contrary
                                notwithstanding, Tenant hereby agrees that no personal or corporate liability of any kind or character whatsoever now attaches or at any time hereafter under any condition shall attach to Landlord or its shareholders, partners or venturers for payment of any amounts payable under this Lease or for the performance of any obligation under this Lease. The exclusive remedies of Tenant for the failure of Landlord to perform any of its obligations under this Lease shall be to proceed against the interest of Landlord in and to the Building.

LIGHT &AIR              41.     Neither diminution nor shutting off of natural
                                light or air or both nor any other effect on the Premises by any structure erected or condition now or hereafter existing on lands adjacent to the Building shall affect this Lease, abate
                                Rent, or otherwise impose any liability on Landlord.

CONDEMNATION            42.     If all or any part of or any interest in the
                                Premises shall be taken as a result of the exercise of the power of eminent domain, this Lease shall terminate as to the part so taken as of the date Tenant is deprived of possession thereby. If any part of or interest in the

                                Premises or if a substantial portion of the Building is so taken, either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the Premises by written notice to the other within thirty (30) days after the date of taking; provided, however, that a condition to the exercise by Tenant of such right to terminate shall be that the portion of the Premises or Building taken shall be of such extent and nature as to substantially handicap, impede or impair Tenant's use of the Premises or the balance of the Premises remaining. In the event of any taking, Landlord shall be entitled to any and all compensation, damages, income, Rent, and awards with respect thereto except for an award, if any, specified by the condemning authority for any property that Tenant has the right to remove upon termination of this Lease. Tenant shall have no claim against Landlord for the value of any unexpired Term. In the event of a partial taking of the Premises which does not result in a termination of this Lease, the Rent thereafter to be paid shall be equitably reduced.

USE OF NAMES            43.     Tenant shall not have the right to use the name
                                Four Oaks Place or the name of the Building except in connection with giving the address of Tenant and then such terms cannot be emphasized or displayed with more prominence than the rest of such address unless otherwise agreed in writing by Landlord. Landlord shall have the right to change the name of the Building or the Complex in which it is situated whenever
                                Landlord in its sole judgment deems appropriate without any liability to Tenant.

SUBORDINATION           44.     The rights and interests of Tenant under this
                                Lease and to the Premises shall be subject and subordinate to all deeds of trust, mortgages, rent assignments, and other security instruments and to all renewals, modifications, consolidations, replacements and extensions thereof (the "Security Documents") heretofore or hereafter executed by Landlord or any successor in interest of Landlord covering the Premises, the Building, the Garage, the Land or any parts thereof or interest therein to the same extent as if the Security Documents had been executed, delivered and recorded prior to the execution of this Lease; provided, however, that at the option of the holder or holders of any Security
                                Document, which option may be exercised at any time either prior to, upon or subsequent to a foreclosure or deed in lieu thereof of the Security Document, this Lease shall be superior to the Security Document held by such holder or holders. After the delivery to Tenant of n notice from Landlord that It has entered Into one or more Security Documents, then during the term of such Security Documents Tenant shall deliver to the holder or holders of all Security Documents a copy of all notices to Landlord and shall grant to such holder or holders the right to cure all defaults, if any, of Landlord hereunder within the same time period provided in this Lease for curing such defaults by Landlord and, except with the prior written consent of the holder of the Security Documents, shall not (i) amend this Lease, (ii) surrender or terminate this Lease except pursuant to a right to terminate expressly set forth in this Lease, or
                                (iii) pay any Rent or installment thereof more than one month in advance or pay any Rent or installment thereof or other amounts payable hereunder other than in strict accordance with the terms hereof or of the Security Documents.
                                In the event of the enforcement of its rights by the holder of a Security Document, Tenant will, upon request (at any time) of any person or party succeeding to the interest of such holders of a Security Document (regardless of whether the holder of the Security Document has elected to make this Lease superior to such Security
                                Document) as a result of such enforcement, automatically become the Tenant of such successor in interest and attorn to such successor in interest as Landlord without change in the terms or provisions of this Lease. Upon the request of a holder of a Security Document or such successor in interest, Tenant shall execute and deliver an instrument or instruments confirming the attornment provided for herein.
                                At any time and from time to time upon not less than ten (10) days prior notice by Landlord, Tenant shall furnish a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications), and stating whether or not to the best knowledge of Tenant Landlord is in default in the keeping, observance or performance of any covenant, agreement, term, provision or condition contained in this Lease and, if so, specifying each such default of which Tenant may have knowledge, it being intended that any such statement may be relied upon by any prospective purchaser, tenant, mortgagee or assignee of any mortgage of the Building or Land or of Landlord's interest therein.

LEGAL INTERPRETATION    45.     This Lease and the rights and obligations of the
                                parties hereto shall be interpreted, construed and enforced in determination that one or more provisions of this Lease is invalid, void, illegal or unenforceable shall not affect or invalidate the remainder. All obligations of either party requiring any performance .after the expiration of the Term shall survive the expiration of the Term and shall be enforceable in accordance with those provisions pertaining thereto. If the rights of the Tenant hereunder are owned by two or more parties, such parties shall be jointly and severally liable for the obligations of Tenant hereunder. Section titles appearing in the margins are for convenient reference only and shall not be used to interpret or limit the meaning of any provision of this Lease.

ENTIRE AGREEMENT        46.     No oral statements or prior written material not
                                specifically incorporated herein shall be of any force or effect. Tenant agrees that in entering into and taking this Lease, it relies solely upon the representations and agreements contained in this Lease and no others. This
                                Lease (including the Lease Addendum and Exhibits
                                "A", "B", "C", "D", "E", "F", and "G", all of
                                which are attached hereto and made a part hereof for all purposes) constitutes the whole agreement of the parties and shall in no way be conditioned, modified or supplemented except by a written agreement executed by both parties.
                                DEFINITION OF LEASE MONTH & LEASE YEAR 47.
                                References in this Lease or any Exhibit or attachment hereto to one or more "Lease Months" shall mean monthly periods beginning with that day during each calendar month during the Term that corresponds to the day of the calendar month on which the Commencement Date occurs and ending with the day during the next calendar month that corresponds to the day of the month immediately preceding the Commencement Date. To illustrate, if the Commencement Date occurs on the tenth (10th) day of a calendar month, then a Lease Month shall mean each monthly period during the Term beginning with the tenth (10th) day of each calendar month during the Term and ending with the ninth (9th) day of the following calendar month. A Lease Year shall mean a twelve
                                (12) month period during the Term and renewals thereof beginning on the Commencement Date or any anniversary of the Commencement Date and ending on the day preceding the immediately following anniversary of the Commencement Date.

LENDER REQUESTS         48.     If, in connection with any financing or
                                refinancing for the Building or with any ground or underlying lease, the lender, lessor or financier shall request reasonable modifications in this Lease, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interests hereby created or Tenant's use and enjoyment of the Premises.

ESTOPPEL LETTERS        49.     Landlord and Tenant will, at such time or times
                                as either of them request, execute and
                                acknowledge a certificate stating the
                                Commencement Date and expiration date, whether this Lease is in full force and effect, whether any amendments or modifications exist, whether there are any defaults hereunder, and containing such other related information as may be reasonably requested.

RELOCATION              50.     Landlord reserves the right to relocate the
                                Premises to comparable space within the Complex* by giving Tenant prior written notice of such intention to relocate. If within ** days after receipt of such notice, Landlord and Tenant have not agreed on a space to which the Premises are to be relocated and the timing of such relocation, Landlord shall have the right to terminate this Lease at any time thereafter by giving Tenant thirty (30) days prior written notice. If Landlord and Tenant do so agree, then effective on the date*** , this Lease shall be amended through a Lease Amendment to be executed by both Landlord and Tenant by deleting the description of the original Premises and substituting therefor the description of the new space. Landlord agrees to pay the reasonable cost of moving Tenant to such other space within the Complex.****

SECURITY DEPOSIT        51.     Concurrently with Tenant's execution of this
                                Lease, Tenant has deposited with Landlord the
                                sum of ($ ) hereinafter referred to as the
                                "Security Deposit", as security for the faithful
                                performance by Tenant of all of the covenants
                                and conditions contained in this Lease. If
                                Tenant shall default in the performance of any
                                such covenant or condition, Landlord may apply
                                or retain the whole or any part of the Security
                                Deposit for the payment of any damages or
                                charges that may result from such default. The
                                Security Deposit, less damages or unpaid
                                obligations owed by Tenant to Landlord pursuant
                                hereto, shall be returned to Tenant within sixty
                                (60) days of the expiration of the Lease Term
                                together with an itemized list of deductions.
                                Tenant shall not be entitled to any interest on
                                the Security Deposit and Landlord shall have the
                                right to commingle the Security Deposit with
                                other funds of Landlord.
- --------

        * on a floor equal to or higher than the Premises

        ** ninety (90)

        *** Tenant actually moves into the relocated space,

        **** , including, without limitation, the reasonable cost of moving all of Tenant's furniture, fixtures, and equipment, the cost of service technicians, computer hardware and software technicians as may be necessary to prepare Tenant's equipment and computers for relocation and for setting up of same to be operational in the relocated space. See Addendum attached hereto.

SUCCESSORS & ASSIGNS    52.     The terms, covenants and conditions of this
                                Lease shall be binding upon and shall inure to the benefit of Landlord and Tenant and their respective executors, administrators, heirs, legal representatives, successors and assigns.

PARKING                 53.     Tenant shall be entitled to lease parking spaces
                                in or on the Garage as set forth in Exhibit "D" attached hereto and made a part hereof for all purposes.

Sections 54 through 56 of this Lease are set forth in the Lease Addendum attached hereto and made a part hereof for all purposes.

IN WITNESS WHEREOF, this Lease is hereby executed as of the date first hereinbefore set forth.

                            LEHNDORFF FOUR OAKS PLACE JOINT VENTURE ("LANDLORD")

                        BY: L&B DELAWARE ITS PROPERTY MANAGERS, INC., A

                        BY: ___________________________________________________

                            __________________________________________("TENANT")
                        BY:
                        NAME:
                        TITLE:

                        _______________________________________________________


                        _______________________________________________________

                        [Tenant's Address Prior To Occupancy]

                        Facsimile No: _________________________________________

Signature page for Lease Agreement dated ________________, covering ____________________square feet of Rentable Area in the west Tower at Four Oaks Place, 1360 Post Oak Boulevard, Houston, Texas. Attached hereto and made a part of this Lease are an Addendum to Lease Agreement and the following Exhibits:


                                    "A"     -        Work Letter Agreement

                                    "B"     -        Delineation of the Premises

                                    "C"     -        Rules and Regulations of
                                                     the Building "D" Parking
                                                     Lease and Agreement

                                    "E"     -        Prohibited Uses

                                    "F"     -        Renewal Option

                                    "G"     -        Guaranty of Lease

                           ADDENDUM TO LEASE AGREEMENT

                                  dated ______,

                                 by and between

              LEHNDORFF FOUR OAKS PLACE JOINT VENTURE ("LANDLORD")
                                       and
                FAMILY DENTAL SERVICES OF TEXAS, INC. ("TENANT")

BASE RENT
(ADDENDUM)              4.      Base Rent shall be payable in monthly
                                installments throughout the Term as follows:

                        (a) Twelve Thousand Eight Hundred Ninety- Eight and 63/100 Dollars ($12,898.63) upon execution of this Lease by Tenant, which amount shall be applied by Landlord against the monthly installment of Base Rent due for the month of August, 1995 as provided below; and

                        (b) Twelve Thousand Eight Hundred Ninety- Eight and 63/100 Dollars ($12,898.63) per month (being equal to a Base Rent rate of $14.25 per square foot of Rentable Area contained in the Premises per annum), in advance, commencing with the first (lst) month of the Term and continuing for each successive month thereafter through the expiration of the Term; provided, however, that Landlord shall credit against the installment of Base Rent payable for the month of August, 1995, the amount paid by Tenant upon execution of this Lease pursuant to Subparagraph 4(a) of this Addendum; and, provided further, that Base Rent shall be abated for the months of June and July, 1995.

RELOCATION
(ADDENDUM)             50.     If Landlord and Tenant do agree to relocate the
                                Premises pursuant to the provisions of this
                                Section 50, the relocation space shall be built-out and improved, at Landlord's sole cost and expense, in a manner at least equal in quality to the improvements in the Premises, and Tenant shall approve the plans for the build-out of the relocated space; provided, however, Landlord shall not be obligated to pay the cost of improving the relocated space above the level of improvements located in the Premises. Base Rent and Base Rent Adjustment shall be abated for the first month that Tenant has relocated to the Relocation Premises.


BROKERS                 54.     Tenant represents and warrants that Tenant has
                                dealt with and only with McDade, Smith & Gould, Inc. and Warren Savery (collectively, the
                                "Brokers") in connection with this Lease, and no broker other than the Brokers negotiated this Lease or is entitled to any commission in connection with this Lease through Tenant.
                                Tenant and Landlord shall each indemnify the other from and against all costs expenses, attorneys' fees, and other liability for commissions or other compensations claimed by any broker or agent other than the Brokers claiming the same by, through or under the indemnifying party.

AUTHORITY               55.     The person executing this Lease on behalf of
                                Tenant warrants and represents unto Landlord that:


                                (a) Tenant is a duly organized and existing Texas corporation, in good standing under the laws of the State of Texas and is authorized to do business in the State of Texas;

                                (b) Tenant has the full right and authority to execute, deliver and perform this Lease;

                                (c)     The person executing this Lease on
                                        behalf of Tenant is authorized to do so;
                                        and

                                (d) Upon request of Landlord, such person will deliver to Landlord satisfactory evidence of his or her authority to execute this Lease on behalf of Tenant.

RENEWAL                 56.     So long as there is no default under this Lease,
                                Tenant shall be entitled to exercise the Renewal
                                Option set forth in Exhibit "F" attached hereto.

GUARANTY                57.     Contemporaneously with the execution of this
                                Lease by Tenant, Jack H. Castle, D.D.S., Inc.
                                has executed a Guaranty in the form attached hereto as Exhibit "G"


                                   EXHIBIT "A"

                            TO LEASE AGREEMENT DATED
                                 BY AND BETWEEN
              LEHNDORFF FOUR OAKS PLACE JOINT VENTURE ("LANDLORD")
                                       AND
                                _____ ("TENANT")


A Texas Corporation

                              WORK LETTER AGREEMENT

1.      DEFINITIONS:

        (a) BUILDING STANDARD IMPROVEMENTS shall mean the improvements listed in Attachment 1 hereto. References in the Lease to "Building Standard" or similar references shall mean the Building Standard Improvements.

        (b) NON-BUILDING STANDARD IMPROVEMENTS shall mean any improvements in excess of Building Standard Improvements. Some of the improvements within the Premises as of the date of this Lease are Non-Building Standard Improvements.

        (c) TENANT'S IMPROVEMENTS shall mean Tenant's improvements in excess of the improvements within the Premises as of the date of this Lease.

        (d) TENANT IMPROVEMENT ALLOWANCE shall mean an allowance of up to Fourteen and No/100 Dollars ($14.00 ) per square foot of Rentable Area initially included in the Premises, to be applied to the cost of design and installation of any and all Tenant's Improvements.

2. Landlord has agreed to deliver, and Tenant has agreed to accept, the Premises in "AS IS" condition (except that Landlord shall provide the Tenant Improvement Allowance, to be applied towards the cost of design and installation of Tenant's Improvements in accordance with the terms and conditions of this Exhibit) and Landlord shall have no obligation to provide any Building Standard Improvements with respect thereto.

3. If Landlord' is to arrange for the completion and installation of Tenant's Improvements (the "Work"), by not later than ten (10) days after execution of the Lease Agreement, Tenant will deliver to Landlord in writing the information requested by Landlord (the "Tenant's Improvements Information") relating to the completion of improvements and other installations in the Premises, in such detail and showing such items as Landlord may require in order to prepare plans for Tenant's Improvements. Within fifteen (15) working days after receipt of the Tenant's Improvements Information, Landlord shall prepare working drawings (the "Working Drawings") for the Work and shall deliver such Working Drawings, together with an estimate ("Estimate") of the cost of the Work. If Landlord requires additional matters for completion of the Working Drawings, if Landlord has raised objections to any Tenant's Improvements, or if Tenant wants to change the scope of the Work as the result of the Estimate, then Tenant shall have

4. Landlord shall review the Plans (whether the corrected and revised Working Drawings or the plans submitted by Tenant) and approve them or advise Tenant of any additional required matters or objections, and Tenant shall then make such additional corrections or revisions as so required, in accordance with the review and approval procedure provided in paragraph 3 of this Exhibit. Delivery of revised Plans by Tenant shall constitute Tenant's approval thereof and of all matters covered thereby or included therein. The Plans (whether the Working Drawings prepared by Landlord or the plans submitted by Tenant) shell be subject to final approval by Landlord, which approval or any objections thereto shall be given within seven (7) business days after Tenant shall have delivered to Landlord the corrected and revised Plans. Approval by Landlord of any of the Plans shall not constitute a representation or warranty of Landlord as to the completeness or design sufficiency of the Plans or the improvements to which they relate, for any use, purpose, or condition, or as to their compliance with all laws, rules, and regulations of governmental agencies or authorities, but such approval shall merely be the consent of Landlord as required hereunder.

5. Tenant may require such changes as Tenant desires to the Plans and to completion of the Premises upon obtaining Landlord's prior written consent. Landlord may require such changes to the Plans and to completion of the Premises as Landlord determines to be appropriate in order to comply with the provisions of the Lease and with all applicable building and safety codes and other governmental and insurance requirements, to maintain the quality and character of the Building and the Complex, or as Landlord shall otherwise determine in its sole discretion to be appropriate.

6. After the foregoing approval by Tenant of the Plans and if Tenant shall have also approved the Estimate, if Landlord is to arrange for the completion of the Work, Landlord shall commence (or cause to be commenced) completion of the Premises in substantial accordance with the Plans and shall charge the cost thereof against the Tenant Improvement Allowance. Otherwise Tenant shall arrange for the completion of the Work using contractors or subcontractors approved by Landlord, which approval shall not be unreasonably withheld or delayed. In such case, the Tenant Improvement Allowance shall be paid in accordance with the procedures set forth in Attachment 2 to this Exhibit "A". Tenant shall not be entitled to any refund, reduction of Rent, or credit from Landlord for any portion of the Tenant Improvement Allowance not used pursuant to this Exhibit. All Work performed with respect to the Tenant's Improvements shall conform to the requirements set forth in Section 19 of the Lease.

7. Tenant shall bear all costs that exceed the Tenant Improvement Allowance, including the costs of all changes to the Plans after initial working drawings are completed, whether required by Landlord or requested by Tenant. If Landlord incurs any costs or expenses that are in excess of the Tenant Improvement Allowance then Tenant shall reimburse Landlord therefor, upon demand and Landlord shall be entitled to bill Tenant therefor in installments as such costs are incurred by Landlord. Failure of Tenant to reimburse Landlord for any such costs or expenses within thirty (30) days after written request therefor by Landlord shall constitute an Act of Default under the Lease, whereupon Landlord shall have all of the rights set forth in Section 33 of the Lease.

         As used herein, "Tenant Delay" shall mean and include Tenant's delay or failure to prepare or to revise or correct, or to furnish information for, the Plans within the times specified, delays attributable to changes by Tenant in the Plans, Tenant's delay or failure to approve or properly disapprove the Plans within the time periods specified therefore herein, delays in preparation of the Estimate attributable to pricing of Tenant's Improvements or changes requested by Tenant, or other delay in the design, construction, installation or completion of the Premises or the improvements to be installed therein from any other cause reasonably attributable to the acts or omissions of Tenant. As provided in Section 11 of the Lease, the Commencement Date, expiration date, and commencement of payment of Rent under the Lease shall not be postponed or delayed as the result of Tenant Delay.


8. Landlord shall permit Tenant and its agents to enter the Premises prior to the Commencement Date in order that Tenant may perform any Work to be performed by Tenant hereunder through its own contractors, subject to Landlord's prior written approval and in a manner and upon terms and conditions and at times satisfactory to Landlord. The foregoing license to enter the Premises prior to the Commencement Date is, however, conditioned upon Tenant's contractors and their subcontractors complying with the provisions of Section 19 of the Lease and with the Contractor and Subcontractor Rules and Regulations set forth in Attachment 3 hereto. This license may be withdrawn by Landlord upon twenty-four (24) hours' written notice to Tenant. Such license is further conditioned upon the maintenance by Tenant and its contractors and subcontractors of worker's compensation and commercial general liability and property damage insurance in accordance with the requirements set forth in Attachment 4 hereto and the compliance with all other requirements set forth in Attachment 4. Such entry shall be deemed to be under all of the provisions of the Lease except as to the covenants to pay Rent. Landlord shall not be liable in any way for any injury, loss, or damage which may occur on account of or as a result of any such Work being performed by Tenant or Tenant's contractors, their subcontractors and employees, the same being solely at Tenant's risk.

9. Notwithstanding anything in this Exhibit "A" to the contrary, so long as there is no default under this Lease, Tenant may, at Tenant's option, apply up to a total of Two and No/100 Dollars ($2.00) per square foot of Rentable Area contained in the Premises of the Tenant Improvement Allowance not used for Tenant's Improvements (the "Surplus Improvement Allowance") to reimburse Tenant for expenses incurred by Tenant in moving to the Premises and/or against the first installments of Base Rent coming due hereunder. Any portion of the Surplus Improvement Allowance to be applied to Tenant's moving expenses shall be disbursed by Landlord to Tenant within thirty (30) days after Tenant's written request therefor accompanied by paid invoices for the expenses incurred up to the amount of the Surplus Improvement Allowance, which request must be made within thirty (30) days after Tenant occupies the Premises. In no event shall Tenant be entitled to any refund, reduction of Rent, or credit from Landlord for any portion of the Surplus Improvement Allowance not used pursuant to this paragraph.

                           ATTACHMENT 1 TO EXHIBIT "A"

                         BUILDING STANDARD IMPROVEMENTS

PARTITIONS      Type (A) Demisinq: 1 linear foot of demising partitioning will be provided to Tenant for each 55 square feet of Rentable Area within the Premises. The partitions will be 5/8" thick, full-height gypsum board attached on each side of 2-1/2" metal studs. All demising partitioning is acoustically insulated. The partition exterior within Tenant areas will be painted with a flat latex.

                TYPE (B) INTERIOR: 1 linear foot of interior partitioning for each 13 square feet of Rentable Area will be provided. 1 layer of 5/8" gypsum board will be painted on both sides with a flat latex. Interior partitioning will have aluminum head tracks.

DOORS AND
HARDWARE Solid core, ceiling-height, flush wood veneer doors set in aluminum frames will be used throughout the Premises. 1 door for each 300 square feet of Rentable Area will be provided to Tenant. Hardware will consist of brushed chrome, lever handles on all doors (lock-sets and surface-mounted door closets on each entrance door) and brushed chrome plated, steel butts.

CEILING Mechanically fissured, 1 square foot, acoustical tile with beveled edges, suspended by a concealed spline system, will be installed throughout the Premises.

LIGHTING 1 parabolic fluorescent light fixture for each 90 square feet of Rentable Area will be provided. Each fixture is 2' x 4' and will contain 3 fluorescent tubes.

LIGHT SWITCHES 1 smooth-faced rocker-type switch for each 300 square feet of Rentable Area will be provided.

ELECTRICAL
OUTLETS 1 smooth-faced duplex receptacle and cover plate for each 140 square feet of Rentable Area will be wall-mounted within the Premises.

TELEPHONE       1 access point and pull string for each 250 square feet of
                Rentable Area will be provided.

CARPET Carpeting will be installed in elevator lobbies and common corridors of all multiple tenancy floors in color and type selected by Landlord. Building Standard carpet will be provided to Tenant throughout the Premises.

BLINDS Building Standard, LeVelor mini-blinds will be furnished for all exterior windows as selected by Landlord.

GRAPHICS Each Tenant initially will be provided Building Standard graphics, as selected by Landlord, to adequately identify the Premises.

                           ATTACHMENT 2 TO EXHIBIT "A"

                     PAYMENT OF TENANT IMPROVEMENT ALLOWANCE

So long as there is no default under the Lease, the Tenant Improvement Allowance shall be paid in the form of advances against the Allowance in accordance with the following procedure:

A. Not later than the last day of each calendar month during the performance of the completion and installation of Tenant's Improvements (the "Work"), Tenant shall submit to Landlord for its approval a request for payment for Work performed during that calendar month ("Request for Payment"). Each Request for Payment shall:

                (1) Set forth in reasonable detail the costs and expenses incurred or paid by Tenant's contractor during that calendar month to any subcontractor, materialman, employee or laborer for services actually performed in connection with the Work ("Services") and for materials actually incorporated in the Work or suitably stored on the Premises, or at some other location previously agreed upon in writing by the Tenant and Landlord and which are coordinated with the progress of the Work ("Materials");

                (2) Show the names of contractors, subcontractors and materialmen to be paid;

                (3) Set forth the total amount of expenditures to date and the total estimated expenditures to be made for the remaining balance of the Work;

                (4) Be accompanied by invoices, receipts, affidavits, and other evidence of payment therefor and appropriate releases and satisfactions from all subcontractors, materialmen and other parties furnishing labor and materials or either in connection with the performance of the Work, together with such other evidence as Landlord may reasonably require as to the costs and expenses incurred or paid by Tenant during that calendar month;

                (5) At Landlord's request, itemize charges for any Materials or Services on which any sales taxes will be payable by purchaser or user thereof separately from any charges for any skill and labor upon which no sales taxes will be payable; and

                (6) At Landlord's request, show the amount for sales tax being collected by Tenant's contractor from Tenant for remittance to the Comptroller of Public Accounts of the State of Texas and to any local taxing authorities.

                                Upon receipt of written request from Landlord, Tenant shall also make available to Landlord, Tenant's and Tenant's contractor's files setting forth the addresses of all Tenant's contractors, subcontractors, laborers and materialmen, and the names of all laborers involved in the Work, and Landlord shall have the right to make and retain

                                Upon receipt of written request from Landlord, Tenant shall also make available to Landlord, Tenant's and Tenant's contractor's files setting forth the addresses of all Tenant's contractors, subcontractors, laborers and materialmen, and the names of all laborers involved in the Work, and Landlord shall have the right to make and retain copies of the same.

                                All request for disbursement of the Tenant
                                Improvement Allowance must be made within ninety
                                (90) days after the Commencement Date, and Landlord shall have no obligation to make any disbursements of the Tenant Improvement Allowance after the expiration of such time period. Tenant shall not be entitled to any refund, reduction of Rent, or credit from Landlord for any portion of the Tenant Improvement Allowance not used pursuant to this Exhibit.

B. After Landlord's approval of each Request for Payment issued by Tenant, Landlord shall pay to Tenant on or before the 15th day of the following month, an amount of money equal to that portion of Tenant's contractor's cost that is covered by each such certificate of payment.

C. Tenant warrants and guarantees that title to all Work, materials and equipment covered by a Request for Payment, whether incorporated in the Premises or not, shall pass to Landlord upon the receipt of such payment by Tenant's contractor, free and clear of all liens, claims, security interests or encumbrances and that no Work, materials or equipment covered by a Request for Payment shall have been acquired by Tenant's contractor (or by any other person performing the Work at the site or furnishing materials and equipment for the Work) subject to an agreement under which an interest therein or an encumbrance thereon is retained by the seller or otherwise imposed by Tenant's contractor or such other person.

D. Any provisions hereof to the contrary notwithstanding, Landlord shall not be obligated to make any payment to Tenant hereunder if any one of the following conditions exists:

                (1) Tenant or Tenant's contractor has failed to perform any of its obligations hereunder with reasonable promptness or otherwise is in violation of any provision of the Lease.

                (2) Any part of such payment is attributable to Work which is defective or which has not been performed in accordance with the Plans or with applicable laws; provided, however, that Landlord shall pay any portion of a payment that is attributable to Work that is not defective or which has been performed in accordance with the Plans.

                           ATTACHMENT 3 TO EXHIBIT "A"

               CONTRACTOR AND SUBCONTRACTOR RULES AND REGULATIONS

1. All deliveries must be made to the loading docks of the respective building. All delivery vehicles have a 30 minute parking limit. Those who abuse the privilege are subject to being towed away. Deliveries which do not involve materials requiring special transport (i.e., heavy boxes that require a dolly) must park in the visitor's area above level 4 of the garage.

2. Contractors and their employees are allowed only on the floors they are contracted to work on.

3. When the freight elevator is in operation, no construction personnel or materials will be allowed on any passenger car for any reason. Violators' companies will be assessed $100.00 per occurrence by Landlord to be used for cleaning the elevators. Also, any individuals caught on the passenger car will be asked to leave the project. If the freight elevator is out of service, please contact Landlord so Landlord can arrange to properly protect a passenger elevator.

4. Public areas used in transferring materials must be protected and cleaned at all times.

5.              All noisy work must be done after 5:30 p.m. and before 7:30 a.m.
                Monday through Friday. All noisy work is subject to delay after 5:30 p.m. if tenants complain.

6. All deliveries of contractor's large materials must be transported after normal building hours (see Item 5 above).

7. All debris must be removed by the contractor daily at the contractor's expense and after normal working hours. Only freight elevators may be used for this purpose.

8. All construction must conform to the City of Houston Building Code, Fire Code, and must be properly permitted.

9. Any damage to the building (corridors, elevators, restrooms, tenant areas, etc.) must be repaired at the expense of the contractor and must be returned to its original Building Standard condition and such repair must be approved by Landlord.

                           ATTACHMENT 4 TO EXHIBIT "A"

                             INSURANCE REQUIREMENTS

I.       INSURANCE PROVIDED BY CONTRACTORS:

         A. Without limitation, a contractor shall purchase and maintain in force the following insurance, in form and from carriers acceptable to Landlord, and with not less than the minimum limits set forth below:

                         COVERAGE                  LIMITS

       1.       Workers' Compensation and          Statutory Limits
                Employer's Liability               $100,000.00

       2.       Broad Form Commercial              $1,000,000.00 on an
                General Liability to include       occurrence form
                Products/Completed Operations,
                Broad Form Property Damage and
                Contractual Liability

       3.       Comprehensive Automobile
                Liability to include Hired
                and Non-Owned Autos

                (a) Bodily Injury                  $250,000.00 per person
                $500,000.00 per occurrence
                (b) Property Damage                $100,000.00 per occurrence

       4.       Umbrella Liability providing       $1,000,000.00
                Excess Limits on Above Coverage

         B. A contractor shall furnish Landlord with certificates of insurance before any work is started and before any contractor's equipment is moved onto any part of the Building or area adjacent to the Building. At Landlord's option, a contractor shall name Landlord, Landlord's managing agent and any other persons having an interest in the Building as additional insured, as their interest may appear.

II.      NOTICES:

         Each policy of insurance required to be purchased and maintained by a contractor, and each certificate of insurance provided to be furnished by it, shall provide that the insurance provided or evidenced thereby shall not be changed or canceled except upon thirty (30) days prior written notice to Landlord.

         Each contractor and subcontractor participating in the construction of Tenant's Improvements shall guarantee that its work will be free from any and all defects in workmanship and materials for the period of time which customarily applies in good contracting practice, but in no event for less than one ( 1 ) year after the acceptance of the work by Tenant and Landlord. The aforesaid guarantees of each such contractor and subcontractor shall include the obligation to repair or replace in a thoroughly first-class and workmanlike manner, and without any additional charge, all defects in workmanship and materials. All warranties or guaranties as to materials or workmanship on or with respect to Tenant's Improvements, shall be contained in the contracts and subcontracts for performance of the construction of Tenant's Improvements and shall be written so that they shall inure to the benefit of Landlord and Tenant as their respective interests may appear. Such warranties and guarantees shall be so written that they can be directly enforced by either and Tenant shall give to Landlord any assignment or other assurance necessary to effectuate the same.

                                E X H I B I T "B"

                            To LEASE AGREEMENT DATED
                                 BY AND BETWEEN
              LEHNDORFF FOUR OAKS PLACE JOINT VENTURE ("LANDLORD")
                                       AND

                                  ( "TENANT" )

                                 LEASED PREMISES

                     10,862 Square feet of Net Rentable Area
                             13th Floor, West Tower
                             1360 Post Oak Boulevard
                              Houston, Texas 77056

                               [GRAPHIC OMITTED]


                                   EXHIBIT "C"

                           TO LEASE AGREEMENT DATED ,
                                 BY AND BETWEEN
              LEHNDORFF FOUR OAKS PLACE JOINT VENTURE ("LANDLORD")
                                       AND
                                  , ("TENANT")
                               A Texas Corporation


                      RULES AND REGULATIONS OF THE BUILDING

1. Landlord will provide and maintain a directory for all tenants of the Building. No signs, advertisements or notices visible to the general public shall be permitted within the Building or the Complex generally unless first approved in writing by Landlord.

2. Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by Tenants or used by any tenant for any purpose other than ingress or egress to and from its premises and for going from one to another part of the Building.

3.       Corridor doors, when not in use, shall be kept closed.

4. Plumbing, fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein. Damage resulting to any such fixtures or appliances from misuse by a tenant shall be paid by such tenant.

5. Landlord shall provide all locks for doors into each tenant's premises, and no tenant shall place any additional lock or locks on any door in its premises without Landlord's prior written consent. Two keys for each lock on the doors in each tenant's premises shall be furnished by Landlord. Additional keys shall be made available to each tenant at such tenant's cost. Tenants shall not have any duplicate keys made except by Landlord.

6. Electric current shall not be used for cooking or heating without Landlord's prior written permission.

7. All tenants will refer all contractors, contractors' representatives and installation technicians who are to perform any work within the Building to Landlord for Landlord's supervision, approval and control before the performance of any such work This provision shall apply to all work performed in the Building including, but not limited to, installations of telephones, telegraph equipment, electrical devices and attachments, and any and all installations of every nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment any other physical portion of the Building.

8. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any heavy equipment, bulky materials or merchandise which requires use of elevators or stairways, or movement through the Building entrances or lobbies shall be restricted to such hours as Landlord shall designate. All such movement shall be in a manner to be agreed between the tenant and Landlord in advance. Such pre-arrangement shall be initiated by ,the tenant. The time, method, and routing of movement and limitations for safety or other concern which may prohibit any article, equipment or other item from being brought into the Building shall be subject to Landlord's discretion and control. Although Landlord or its personnel may participate in or assist in the supervision of such movement, each tenant assumes final responsibility for all risks as to damages to articles moved and injury to persons or public engaged in such movement, including equipment, property and personnel of Landlord or others if damaged or injured as a result of acts in connection with carrying out this service for such tenant from time of entering property to completion of work. Landlord shall not be liable for acts of any person engaged in, or any d3mage or loss to any of said property or persons resulting from, any act in connection with such service performed for a tenant.

9. The location, weight and supporting devices for any safes and other heavy equipment shall in all cases be approved by Landlord prior to initial installation or relocation.

10. No portion of any tenant's premises shall at any time be used for cooking, sleeping or lodging quarters. No birds, animals or pets of any type, with the exception of guide dogs accompanying visually handicapped persons, shall be brought into or kept in, on or about the Building or any tenant's premises.

11. Tenants shall not make or permit any loud or improper noises in the Building or otherwise interfere in any way with other tenants or persons having business with them.

12. Each tenant shall endeavor to keep its premises neat and clean. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways, nor shall tenants place any trash receptacles in these areas.

13. Tenants shall not employ any person for the purpose of cleaning other than the authorized cleaning and maintenance personnel for the Building unless otherwise approved in writing by Landlord.

14. To insure orderly operation of the Building, Landlord reserves the right to approve all concessionaires, vending machine operators or other distributors of cold drinks, coffee, food or other concessions, water, towels or newspapers.

15. Landlord shall not be responsible to the tenants, their agents, employees, contractors or invitees for any loss of money, jewelry or other personal property from their respective premises or public areas or the Building or Complex generally or for any damage to any property therein from any cause whatsoever whether such loss or damage occurs when an area is locked against entry or not.

16. Tenants shall exercise reasonable precautions in the protection of their personal property from loss or damage by keeping doors to the unattended areas locked. Tenants shall also report any thefts or losses to the Building Manager and security personnel as soon as reasonably possible after discovery and shall also notify the Building Manager and security personnel of the presence of any persons whose conduct is suspicious or causes a disturbance.

17. Tenants, their employees, guests, contractors and invitees may be called upon to show suitable identification and sign a building register when entering or leaving the Building at times other than normal Building operating hours, and all tenants shall cooperate fully with Building security personnel in complying with such requirements.

18. Tenants shall not solicit from or circulate advertising material among other tenants of the Building except through the regular use of the U.S. mail service. Tenants shall notify the Building Manager or the Building security personnel promptly if it comes to their attention that any unauthorized persons are soliciting from or causing annoyance to tenants, their employees, guests, or invitees.

19. Landlord reserves the right to deny entrance to the Building or remove any person or persons from the Building in any case where the conduct of such person involves a hazard or nuisance to any tenant of the Building or to the public or in the event of fire or other emergency, riot, civil commotion or similar disturbance involving risk to the Building, tenants or the general public.

20. Landlord reserves the right to rescind or amend any of these rules and regulations and to make such other and further rules and regulations as in its judgment shall from time to time be necessary or appropriate for the safety, protection, care and cleanliness of the Building, the operation thereof, the preservation of good order therein and the protection and comfort of the tenants and their agents, employees, and invitees, which rules and regulations, when made and written notice thereof is given to a tenant, shall be binding upon it in like manner as if originally herein prescribed.

                                   EXHIBIT "D"

                           TO LEASE AGREEMENT DATED ,
                                 BY AND BETWEEN
              LEHNDORFF FOUR OAKS PLACE JOINT VENTURE ("LANDLORD")
                                       AND
                                  , ("TENANT")
                               A Texas Corporation

                                     PARKING

Landlord agrees to provide, and Tenant obligates itself to rent, for the Term (as defined in the Lease to which this Exhibit is attached) TWO ( 2 ) reserved spaces and FORTY-TWO ( 42 ) unreserved spaces for the parking of automobiles in or on the garage ("Garage") serving the WEST TOWER at Four Oaks Place, 1360 Post Oak Boulevard, Houston, Harris County, Texas, as set forth in this Exhibit. Subject to availability, Tenant shall rent such spaces for the entire Term unless Landlord and Tenant should agree otherwise. Notwithstanding anything else herein contained to the contrary, and all rights of Tenant under this Exhibit "D" shall terminate or expire simultaneously with the termination or expiration, for whatever reason, of the Lease.

The rent for parking spaces leased by Tenant hereunder shall initially be at the rate of Dollars($ ) per reserved parking space per month ("Base Reserved Parking Rent"), and at the rate of Dollars ($ ) per unreserved parking space per month ("Base Unreserved Parking Rent"), hereinafter referred to together as "Base Parking Rents". Accordingly, the initial aggregate Base Parking Rents due each month from Tenant are ($ ). The Base Reserved Parking Rent and the Base Unreserved Parking Rent shall be adjusted by Landlord from time to time hereafter to the then prevailing rates being charged by Landlord for reserved and unreserved parking spaces in the Garage. Tenant shall pay all monthly installments of Base Parking Rent for each space rented hereunder on or before the first day of each calendar month to Landlord, or to the operator of the Garage, whichever Landlord may from time-to-time specify. In the event the Commencement Date (as defined in the Lease) is other than the first day of a calendar month, or the Expiration Date of the Term is other than the last day of a calendar month, Tenant shall pay a pro rata portion of the monthly Base Parking Rent then in effect for the first partial calendar month, the last partial calendar month, or both as the case may be.

In the case of unreserved parking spaces, no specific spaces in the Garage are to be assigned to Tenant, but Landlord will issue to Tenant parking stickers, each of which will authorize the parking in the Garage of a vehicle on which the sticker is displayed, or Landlord will provide a reasonable alternative means of identifying and controlling vehicles authorized to be parked in the Garage.

* Notwithstanding the foregoing, Base Parking Rent for two (2) reserved spaces shall be abated for the initial twenty-four (24) months of the Term, and Base Parking Rents for up to forty-two (42) unreserved spaces shall be abated for the initial sixty (60) month Term.

Tenant shall comply and shall cause all persons using the parking spaces subject hereto to comply with all traffic, security, safety, and other rules and regulations promulgated from time-to-time by Landlord or by the operator of the Garage and with all laws, statutes, ordinances, and other governmental rules, regulations or requirements now or hereafter in force with respect to any use or occupancy of the Garage. Tenant shall indemnify and hold harmless Landlord, the operator of the Garage, and the owner of the Garage and their respective personnel, agents, employees, contractors and representatives from and against all claims, losses, liabilities, damages, costs and expenses (including, but not limited to, attorneys' fees and court costs) arising or alleged to arise out of Tenant's use of any such parking spaces or their use by Tenant's personnel, agents, employees, contractors, guests or invitees. Visitor parking, not to exceed a reasonable number of spaces, shall be provided free of charge during the Term of the Lease. Spaces provided visitors shall not be used by Tenant's employees working in the Building.

All rights and obligations of Tenant and Landlord under this Exhibit shall be upon and subject to all of the provisions of the Lease, and any default by Tenant hereunder shall constitute an Act of Default under the Lease. Without limiting the foregoing, Tenant's obligation to pay the Base Parking Rent provided above for each space rented hereunder shall be considered an obligation to pay Rent under the Lease, and default in payment of any such Base Parking Rent shall be deemed a default in payment of Rent under the Lease. If Tenant shall be in default under this Exhibit or under the Lease, Landlord shall have, with respect to Tenant and the parking spaces subject hereto, all the rights set forth in Section 33 of the Lease with respect to Tenant and the Premises. Upon the expiration or earlier termination of Tenant's rights under this Exhibit or the Lease, then with respect to the parking spaces subject hereto, and in addition to such other rights and obligations as may be available under or imposed by law, equity, the Lease or otherwise, Landlord shall have the rights and Tenant shall have the obligations set forth in Sections 34 and 35 of the Lease with respect to the Premises. The parking spaces covered by this Exhibit shall be used only by employees of Tenant working in the Building. Tenant may not assign its rights set forth in this Exhibit nor sublet the parking spaces or any part thereof leased hereunder without the express written consent of Landlord, which consent shall not be unreasonably withheld.

The term "automobile", in addition to its usual and customary meaning, shall be deemed to include pick-up trucks, station wagons, vans and similar vehicles used primarily for passengers and of no greater height than six feet six inches (6'6") and of no greater width than American full-size passenger automobiles. Expressly excluded from the term "automobile" shall be recreational vehicles such as campers and trucks with cabs or cabins which exceed six feet six inches (6'6") in height and eight feet (8') in width.

                                   EXHIBIT "E"

                   TO LEASE AGREEMENT DATED FEBRUARY,20 , 1995
             BY AND BETWEEN LEHNDORFF FOUR OAKS PLACE JOINT VENTURE
                                  ("LANDLORD")
                                       AND
                                  , ("TENANT")
                               A Texas Corporation

                                 PROHIBITED USES

1.       All aspects of retail and commercial banking operations.

2. Real estate title insurance agency issuing real estate title policies directly to the public.

3.       Operating a full dental office.

                                   EXHIBIT "F"

                            TO LEASE AGREEMENT DATED
                                   AND BETWEEN
              LEHNDORFF FOUR OAKS PLACE JOINT VENTURE ("LANDLORD")
                                       AND
                                   ("TENANT")

                                 RENEWAL OPTION

1. Provided that Tenant is not then in default under this Lease and there shall not have occurred and be continuing any Act of Default, Tenant shall have the right to renew and extend this Lease with respect to all (but not less than all) of the Premises (including all Expansion Premises theretofore taken by Tenant), hereinafter collectively referred to as the "Renewal Premises," for ONE (1) renewal term of sixty (60) months (the "Renewal Term"), commencing upon the expiration of the initial SIXTY (60) month Term. As used in this Lease, "Initial Premises" shall mean the Premises as defined in Section I of this Lease on the date of execution thereof.

2. Tenant shall exercise its Renewal Option by giving written notice to Landlord of such election not later than six (6) months prior to the expiration of the initial Term. If Tenant fails to give timely written notice to Landlord of its election to exercise the Renewal Option, then Tenant shall conclusively be deemed to have waived its right to exercise such option. If Tenant timely elects to exercise the Renewal Option, or Tenant (whether by written notice to Landlord or otherwise) waives or is deemed to have waived the Renewal Option, then Tenant shall not thereafter be entitled to revoke such election or waiver, even though the applicable Base Rent and Base Rent Adjustment for the Renewal Premises during the Renewal Term may not then have been established.

3. Base Rent and Base Rent Adjustment shall be payable with respect to all of the Renewal Premises during the Renewal Term as follows:

         (a) Base Rent shall be at a rate equal to the prevailing rental rate then being charged by Landlord for comparable space then being offered for rent in the Complex applied to such Renewal Premises and determined as of the commencement of the Renewal Term.

         (b) Base Rent Adjustment for such Renewal Premises during the Renewal Term shall be determined and payable in accordance with the procedures set forth in Section 5 of this Lease.

The preceding provisions of this paragraph 3 notwithstanding, in no event and at no time during the Renewal Term shall the Base Rent for such Renewal Premises for the Renewal Term (computed on an annual per square foot of Rentable Area basis) be less than the sum of the Base Rent rate and the Base Rent Adjustment rate (as so computed) for such Premises as of the end of the initial Term.

4. The Renewal Premises shall be leased by Tenant for the Renewal Term on an "AS IS" basis, and Landlord shall not be obligated to make any alterations or install or modify any improvements therein. The leasing of all Premises during the Renewal Term shall be upon the same terms and conditions as are set forth in this Lease and the Exhibits thereto for the leasing of such Premises during the initial Term, except as otherwise specifically provided in this Exhibit.

5. Tenant shall have no further right to renew this Lease beyond the expiration of the Renewal Term.

                                   EXHIBIT "G"

                                GUARANTY OF LEASE

                     THIS GUARANTY, effective as of _______,

                 is made by _____, whose address is _________.


                              PRELIMINARY STATEMENT

_________________________ is hereinafter called "Guarantor." Lehndorff Four Oaks Place Joint Venture is hereinafter called "Landlord." Family DENTAL SERVICES OF Texas, is hereinafter_ called "Tenant." Landlord proposes to enter into a Lease concerning space located in the WEST TOWER located in Four Oaks Place located at 1360 Post Oak Boulevard, Houston, Texas (the "Lease"). Said space is more particularly described in the Lease. Landlord is unwilling to enter into the Lease with Tenant unless Guarantor executes and delivers to Landlord this Guaranty; therefore, Guarantor executes and delivers this Guaranty to Landlord in order to induce Landlord to enter into the Lease with Tenant. Guarantor has received a copy of the Lease, has examined the Lease and is familiar with all the terms, covenants and provisions contained therein.

                              W I T N E S S E T H:

         NOW, THEREFORE, in consideration of the foregoing and in further consideration of the sum of TEN ANDNO/100 DOLLARS ($!0.00) paid to Guarantor, the receipt and sufficiency of which are hereby expressly acknowledged, and for other good and valuable consider-ation, Guarantor hereby agrees with Landlord as follows:

1. Guarantor unconditionally guarantees the payment of all sums, costs, expenses, charges, payments and deposits (including sums payable as damages upon a default under the Lease) which are at any time payable by Tenant under the Lease (whether on their stated due dates or by acceleration or otherwise) in accordance with the Lease, and the performance of each covenant and condition of the Lease to be performed or observed by Tenant.

2. This Guaranty is an unconditional, irrevocable and absolute guarantee of payment and performance. If for any reason any provision of the Lease shall not be faithfully performed or observed by Tenant as required thereby, or if the annual rental or any other sums, costs, expenses, charges, payments or deposits, or any part thereof, payable under the Lease shall not be paid when due in accordance with the provisions of the Lease, Guarantor will promptly perform or observe, or cause the performance or observance of each such provision, and will immediately pay such annual rental or other sums, costs, expenses, charges, payments or deposits to the person entitled thereto pursuant to the provisions of the Lease, together with interest at the rate per annum of the prime rate being charged by the Chase Manhattan Bank on the date as of which the interest in question commences to accrue plus two percent (2%); provided, however, if such interest rate exceeds that permitted to be charged by law, then the interest rate shall be the highest rate the law shall allow at the time. Said interest shall accrue from the due date thereof to the date of payment in all cases regardless of whether Landlord shall have taken any steps to enforce any rights against Tenant and/or Guarantor or any other person to compel any such performance or observance or to colledct any such annual rental or any other sum, cost, expense, charge, payment or deposit, or any part thereof, either pursuant to the provisions of the Lease or this Guaranty, or at law or in equity, and regardless of any other condition or contingency. Guarantor also agrees to pay to sch person the costs and expenses of colleting any such annual rental or any other sum, cost, expense, charge, payment or deposit at any time payable by Tenant under the Lease, and waives notice of the breach or non-performance of any provision of the Lease. Landlord shall have the right to enforce this Guaranty regardless of the receipt by Landlord of additional security or the enforcement of any remedies against such security or the release of such security.

3. Guarantor's obligations under this Guaranty shall in no way be affected or impaired by reason of the happening from time to time of any of the following with respect either to the Lease or to this Guaranty, even without notice to or the further consent of Guarantor:

         (a) the previous waiver by Landlord or its successors or assigns of the performance or observance by Tenant of any provision of the Lease;

         (b) the extension of the time for payment by Tenant of any annual rental or any sums, costs, expenses, charges, payments or deposits or any part thereof, owing or payable under the Lease, or of the time for performance by Tenant of any other obligations under or arising out of or on account of the Lease or any extension or renewal thereof;

         (c) the assignment, subletting or mortgaging or the purported assignment, subletting or mortgaging of all or part of Tenant's interest in the Lease, whether or not permitted by the Lease;

         (d) the modification or amendment (whether material or otherwise) of any obligation of Tenant as set forth in the Lease;

         (e) the taking or the omission of any right or remedy referred to in the Lease;

         (f) the failure, omission or delay of Landlord to enforce, assert or exercise any right, power or remedy conferred on Landlord in the Lease or by law or any action on the part of Landlord granting indulgence or extension in any form;

         (g) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting Tenant or any of its assets, or the disaffirmance of the Lease in any such proceeding;

         (h) the release of Tenant from performance or observance of any provision of the Lease by operation of law unless resulting from condemnation or damage or destruction of the Premises;

         (i) the receipt and acceptance by Landlord of notes, checks or other instruments for the payment of money made by Tenant, or any extensions or renewals thereof;

         (j)      the renewal or extension of the term of the Lease; or

         (k) any other cause, whether similar to or dissimilar from the forgoing except in cases in which Tenant has been excused from performance, but specifically not excepting cases in which Tenant has been excused from performance as a result of bankruptcy.

4. This Guaranty shall be governed by and construed in accordance with the laws of the State of Texas.

5. This Guaranty may not be modified or amended except by written agreement executed by Guarantor with the consent in writing of Landlord and any attempted modification or amendment without such consent by Landlord shall be void and without force and effect.

6. No waiver by Landlord of the payment by Guarantor of any of its obligations contained in this Guaranty, nor any extension of time for the payment by Guarantor of any such obligations, shall affect or impair this Guaranty or constitute a waiver or relinquishment of any rights of Landlord hereunder for the future. No action brought under this Guaranty against Guarantor and no recovery had in pursuance thereof shall be any bar or defense to any further action or recovery which may be brought or had under this Guaranty by reason of any further default or default of Tenant.

7. All of the provisions of this Guaranty shall inure to the benefit of Landlord and its grantees, successors and assigns, and shall inure to the benefit of any future owner of the fee title of which the Premises (as defined in the Lease) are a part and shall inure to the benefit of any tenant to whom said fee title shall have been leased contemporaneously with a transfer of said fee title (a so-called "sale and leaseback transaction"); and all of the provisions of this Guaranty shall be binding upon Guarantor and his heirs, legal representatives, successors and assigns.

8. Any notice sent by Guarantor to Landlord or by Landlord to Guarantor shall be sufficient if sent by United States Registered or Certified Mail, Return Receipt Requested, to the address of such party hereinabove specified, or to such other address as such party shall have designated by similar written notice; and such notice shall be deemed to have been given as of the date postmarked on the envelope containing said notice.

9. Guarantor shall have no liability for the payment of any sum or the performance of any obligation coming due, accruing, or arising under the Lease after the expiration of the term of this Guaranty, and shall have liability for obligations arising under this Guaranty only in respect of defaults occurring under the Lease during the Term of the Guaranty.

10. The liability of Guarantor is coextensive with that of Tenant and also joint and several, and action may be brought against Guarantor and carried to final judgment either with or without making Tenant a party thereto.

11. All of Landlord's rights and remedies under the Lease and this Guaranty shall be distinct, separate and cumulative and no such right or remedy shall be exclusive of or a waiver of any of the others.

12. Guarantor will pay to Landlord all of Landlord's expenses incurred in enforcing this Guaranty, including but not limited to, attorneys' fees.

13. Notwithstanding anything to the contrary contained in this Guaranty, Guarantor shall be liable for all interest accrued and for all amounts expended by Landlord in collecting sums due Landlord under this Guaranty even though said amounts may be accrued or incurred after the expiration of the Term of the

IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed as of the day and year first hereinbefore written.

                                                     _____________("GUARANTOR")

                                                     By:_______________________

                                                     [Name]____________________

                                                     [Title]____________________

                                                     SS# or TAX ID#:

THE STATE OF____________________

COUNTY OF____________________

         BEFORE ME, the undersigned authority, on this day personally appeared of known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he/she executed he same for the purposes and consideration therein expressed in the capacity therein stated and as the act and deed of said corporation.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS THE day of , 19___.


                                     __________________________________________
                                     Notary Public in and for The State of Texas


                                     ___________________________________________
                                               Printed Name of Notary

                                               My Commission Expires:__________